Exhibit 10.18

EXECUTION COPY

PERKINELMER, INC.

$150,000,000 6.00% Series 2008-A Senior Notes due May 30, 2015

NOTE PURCHASE AGREEMENT

Dated as of May 30, 2008

SECTION	HEADING	PAGE
SECTION 1. Authorization of Notes		- 1 -

SECTION 2. Sale and Purchase of Series 2008-A Notes; Additional Series of Notes		- 1 -

Section 2.1	Series 2008-A Notes	- 1 -

Section 2.2	Additional Series of Notes	- 1 -

SECTION 3. Closing; Funding		- 3 -

SECTION 4. Conditions to Closing		- 4 -

Section 4.1	Representations and Warranties	- 4 -

Section 4.2	Performance; No Default	- 4 -

Section 4.3	Compliance Certificates	- 4 -

Section 4.4	Opinions of Counsel	- 4 -

Section 4.5	Purchase Permitted By Applicable Law, Etc	- 4 -

Section 4.6	Sale of Other Notes	- 5 -

Section 4.7	Payment of Special Counsel Fees	- 5 -

Section 4.8	Private Placement Number	- 5 -

Section 4.9	Funding Instructions	- 5 -

Section 4.10	Offeree Letter	- 5 -

Section 4.11	Changes in Corporate Structure	- 5 -

Section 4.12	Proceedings and Documents	- 5 -

SECTION 5. Representations and Warranties of the Company		- 6 -

Section 5.1	Organization; Power and Authority	- 6 -

Section 5.2	Authorization, Etc	- 6 -

Section 5.3	Disclosure	- 6 -

Section 5.4	Organization and Ownership of Shares of Subsidiaries; Affiliates	- 6 -

Section 5.5	Financial Statements; Material Liabilities	- 7 -

Section 5.6	Compliance with Laws, Other Instruments, Etc	- 7 -

Section 5.7	Governmental Authorizations, Etc	- 8 -

Section 5.8	Litigation; Observance of Agreements; Statutes and Orders	- 8 -

Section 5.9	Taxes	- 8 -

Section 5.10	Title to Property; Leases	- 9 -

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(continued)

SECTION	HEADING	PAGE
Section 5.11	Licenses, Permits, Etc	- 9 -

Section 5.12	Compliance with ERISA	- 9 -

Section 5.13	Private Offering by the Company	- 10 -

Section 5.14	Use of Proceeds; Margin Regulations	- 10 -

Section 5.15	Existing Debt; Future Liens	- 11 -

Section 5.16	Foreign Assets Control Regulations, Etc	- 11 -

Section 5.17	Status under Certain Statutes	- 12 -

Section 5.18	Environmental Matters	- 12 -

Section 5.19	Notes Rank Pari Passu	- 13 -

SECTION 6. Representations of the Purchasers		- 13 -

Section 6.1	Purchase for Investment	- 13 -

Section 6.2	Accredited Investor	- 13 -

Section 6.3	Source of Funds	- 13 -

SECTION 7. Information as to Company		- 15 -

Section 7.1	Financial and Business Information	- 15 -

Section 7.2	Officer’s Certificate	- 17 -

Section 7.3	Visitation	- 18 -

SECTION 8. Payment of the Notes		- 19 -

Section 8.1	Required Prepayments; Maturity	- 19 -

Section 8.2	Optional Prepayments	- 19 -

Section 8.3	Allocation of Partial Prepayments	- 19 -

Section 8.4	Maturity; Surrender, Etc	- 19 -

Section 8.5	Purchase of Notes	- 20 -

Section 8.6	Offer to Prepay Upon Sale of Assets	- 20 -

Section 8.7	Offer to Prepay Notes in the Event of a Change in Control	- 21 -

Section 8.8	Make-Whole Amount for the Series 2008-A Notes	- 23 -

SECTION 9. Affirmative Covenants		- 25 -

Section 9.1	Compliance with Law	- 25 -

Section 9.2	Insurance	- 25 -

Section 9.3	Maintenance of Properties	- 25 -

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(continued)

SECTION	HEADING	PAGE
Section 9.4	Payment of Taxes and Claims	- 25 -

Section 9.5	Corporate Existence, Etc	- 26 -

Section 9.6	Notes to Rank Pari Passu	- 26 -

Section 9.7	Books and Records	- 26 -

Section 9.8	Designation of Subsidiaries	- 26 -

Section 9.9	Subsidiary Guarantors	- 26 -

SECTION 10. Negative Covenants		- 27 -

Section 10.1	Consolidated Total Debt to Consolidated Total Capitalization	- 27 -

Section 10.2	Priority Debt	- 28 -

Section 10.3	Receivables Financing Transactions	- 28 -

Section 10.4	Limitation on Liens	- 28 -

Section 10.5	Merger and Consolidation	- 30 -

Section 10.6	Sales of Assets	- 31 -

Section 10.7	Limitation on Unrestricted Subsidiaries	- 32 -

Section 10.8	Transactions with Affiliates	- 32 -

Section 10.9	Line of Business	- 32 -

Section 10.10	Terrorism Sanctions Regulations	- 32 -

SECTION 11. Events of Default		- 33 -

SECTION 12. Remedies on Default, Etc		- 35 -

Section 12.1	Acceleration	- 35 -

Section 12.2	Other Remedies	- 36 -

Section 12.3	Rescission	- 36 -

Section 12.4	No Waivers or Election of Remedies, Expenses, Etc	- 36 -

SECTION 13. Registration; Exchange; Substitution of Notes		- 37 -

Section 13.1	Registration of Notes	- 37 -

Section 13.2	Transfer and Exchange of Notes	- 37 -

Section 13.3	Replacement of Notes	- 37 -

SECTION 14. Payments on Notes		- 38 -

Section 14.1	Place of Payment	- 38 -

Section 14.2	Home Office Payment	- 38 -

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(continued)

SECTION	HEADING	PAGE
SECTION 15. Expenses, Etc		- 39 -

Section 15.1	Transaction Expenses	- 39 -

Section 15.2	Survival	- 39 -

SECTION 16. Survival of Representations and Warranties; Entire Agreement		- 39 -

SECTION 17. Amendment and Waiver		- 40 -

Section 17.1	Requirements	- 40 -

Section 17.2	Solicitation of Holders of Notes	- 40 -

Section 17.3	Binding Effect, Etc	- 41 -

Section 17.4	Notes Held by Company, Etc	- 41 -

SECTION 18. Notices		- 41 -

SECTION 19. Reproduction of Documents		- 42 -

SECTION 20. Confidential Information		- 42 -

SECTION 21. Substitution of Purchaser		- 43 -

SECTION 22. Miscellaneous		- 44 -

Section 22.1	Successors and Assigns	- 44 -

Section 22.2	Payments Due on Non-Business Days	- 44 -

Section 22.3	Accounting Terms	- 44 -

Section 22.4	Severability	- 45 -

Section 22.5	Construction	- 45 -

Section 22.6	Counterparts	- 45 -

Section 22.7	Governing Law	- 45 -

Section 22.8	Jurisdiction and Process; Waiver of Jury Trial	- 46 -

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ATTACHMENTS TO THE NOTE PURCHASE AGREEMENT:

SCHEDULE A	—	Information Relating to Purchasers

SCHEDULE B	—	Defined Terms

SCHEDULE 4.11	—	Changes in Corporate Structure

SCHEDULE 5.3	—	Disclosure Materials

SCHEDULE 5.4	—	Subsidiaries of the Company and Ownership of Subsidiary Stock

SCHEDULE 5.5	—	Financial Statements

SCHEDULE 5.15	—	Existing Debt

SCHEDULE 10.4	—	Existing Liens

EXHIBIT 1	—	Form of 6.00% Series 2008-A Senior Note due May 30, 2015

EXHIBIT 4.4(a)	—	Form of Opinion of Special Counsel to the Company

EXHIBIT 4.4(b)	—	Form of Opinion of Special Counsel to the Purchasers

EXHIBIT S	—	Form of Supplement to Note Purchase Agreement

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PERKINELMER, INC.

940 Winter Street

Waltham, MA 02451

$150,000,000 6.00% Series 2008-A Senior Notes due May 30, 2015

Dated as of

May 30, 2008

TO THE PURCHASERS LISTED IN THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

PERKINELMER, INC., a Massachusetts corporation (the “Company”), agrees with the purchasers listed in the attached Schedule A (the “Purchasers”) to this Note Purchase Agreement (this “Agreement”) as follows:

SECTION 1. AUTHORIZATION OF NOTES.

The Company will authorize the issue and sale of $150,000,000 aggregate principal amount of its Series 2008-A Senior Notes due May 30, 2015 (the “Series 2008-A Notes”). The Series 2008-A Notes together with each Series of Additional Notes which may from time to time be issued pursuant to the provisions of Section 2.2 are collectively referred to herein as the “Notes” (such term shall also include any such notes issued in substitution therefor pursuant to Section 13 of this Agreement). The Series 2008-A Notes shall be substantially in the form set out in Exhibit 1 with such changes therefrom, if any, as may be approved by the Purchasers and the Company. Certain capitalized and other terms used in this Agreement are defined in Schedule B; and references to a “Schedule” or an “Exhibit” are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

SECTION 2. SALE AND PURCHASE OF SERIES 2008-A NOTES; ADDITIONAL SERIES OF NOTES.

Section 2.1 Series 2008-A Notes. Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, on the Closing Date provided for in Section 3, the Series 2008-A Notes in the principal amount specified opposite such Purchaser’s name in Schedule A at the purchase price of 100% of the principal amount thereof. The obligations of each Purchaser hereunder are several and not joint obligations and no Purchaser shall have any obligation or any liability to any Person for the performance or nonperformance by any other Purchaser hereunder.

Section 2.2 Additional Series of Notes.

(a) The Company may, from time to time, in its sole discretion but subject to the terms hereof, issue and sell one or more additional Series of its unsecured promissory notes under the provisions of this Agreement pursuant to a supplement (a “Supplement”)

substantially in the form of Exhibit S, provided that the aggregate principal amount of Notes of all Series issued pursuant to all Supplements in accordance with the terms of this Section 2.2 shall not exceed $400,000,000.

(b) Each additional Series of Notes (the “Additional Notes”) issued pursuant to a Supplement shall be subject to the following terms and conditions:

(1) each Series of Additional Notes, when so issued, shall be differentiated from all previous Series by sequential alphabetical designation inscribed thereon;

(2) Additional Notes of the same Series may consist of more than one different and separate tranches and may differ with respect to outstanding principal amounts, maturity dates, interest rates and premiums, if any, and price and terms of redemption or payment prior to maturity, but all such different and separate tranches of the same Series shall, if and to the extent this Agreement requires or permits voting by Series, vote as a single class and constitute one Series;

(3) each Series of Additional Notes shall be dated the date of issue, bear interest at such rate or rates, mature on such date or dates, be subject to such put rights and mandatory and optional prepayment on the dates and at the premiums, if any, have such additional or different conditions precedent to closing, such representations and warranties and such additional covenants and defaults as shall be specified in the Supplement under which such Additional Notes are issued and upon execution of any such Supplement, this Agreement shall be deemed amended (i) to reflect such additional put rights, covenants and defaults without further action on the part of the holders of the Notes outstanding under this Agreement, provided, that any such additional put rights, covenants and defaults shall inure to the benefit of all holders of Notes so long as any Additional Notes issued pursuant to such Supplement remain outstanding and (ii) to reflect such representations and warranties as are contained in such Supplement for the benefit of the holders of such Additional Notes in accordance with the provisions of Section 17;

(4) each Series of Additional Notes issued under this Agreement shall be in substantially the form of Exhibit 1 to Exhibit S with such variations, omissions and insertions as are necessary or permitted hereunder;

(5) the minimum principal amount of any Note issued under a Supplement shall be $100,000, except as may be necessary to evidence the outstanding amount of any Note originally issued in a denomination of $100,000 or more;

(6) all Additional Notes shall constitute Senior Debt of the Company and shall rank pari passu with all other outstanding Notes; and

(7) no Additional Notes shall be issued hereunder if at the time of issuance thereof and after giving effect to the application of the proceeds thereof, (i) any Default or Event of Default shall have occurred and be continuing or (ii) a waiver of Default or Event of Default shall be in effect.

(c) The right of the Company to issue, and the obligation of the Additional Purchasers to purchase, any Additional Notes shall be subject to the following conditions precedent, in addition to the conditions specified in the Supplement pursuant to which such Additional Notes may be issued:

(1) a duly authorized Senior Financial Officer shall execute and deliver to each Additional Purchaser and each holder of Notes an Officer’s Certificate dated the date of issue of such Series of Additional Notes stating that such officer has reviewed the provisions of this Agreement (including all Supplements) and setting forth the information and computations (in sufficient detail) required to establish whether after giving effect to the issuance of the Additional Notes and after giving effect to the application of the proceeds thereof, the Company is in compliance with the requirements of Section 10.1 on such date;

(2) the Company and each such Additional Purchaser shall execute and deliver a Supplement substantially in the form of Exhibit S;

(3) each Additional Purchaser shall have confirmed in the Supplement that the representations set forth in Section 6 are true with respect to such Additional Purchaser on and as of the date of issue of such Additional Notes; and

(4) each Subsidiary Guarantor, if any, shall execute and deliver such documents and agreements as any Additional Purchaser or other holder of Notes may reasonably require to confirm that its Subsidiary Guaranty guarantees the obligations of the Company under such Additional Notes and under each other Series of Notes outstanding.

SECTION 3. CLOSING; FUNDING.

The sale and purchase of the Series 2008-A Notes to be purchased by each Purchaser shall occur on May 30, 2008 (the “Closing Date”) at 11:00 a.m. New York, New York time at the offices of Schiff Hardin LLP, 900 Third Avenue, 23rd Floor, New York, New York 10022. On the Closing Date, the Company will deliver to each Purchaser the Series 2008-A Notes to be purchased by such Purchaser in the form of a single Series 2008-A Note (or such greater number of Series 2008-A Notes in denominations of at least $100,000 as such Purchaser may request) dated the Closing Date and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company in accordance with the funding instructions described in Section 4.9. If, on the Closing Date, the Company shall fail to tender such Series 2008-A Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 5 shall not have been fulfilled to any Purchaser’s satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

SECTION 4. CONDITIONS TO CLOSING.

Each Purchaser’s obligation to execute and deliver this Agreement on the Closing Date is subject to the fulfillment to such Purchaser’s satisfaction, prior to or on the Closing Date, of the following conditions:

Section 4.1 Representations and Warranties. The representations and warranties of the Company in this Agreement shall be correct when made and on the Closing Date.

Section 4.2 Performance; No Default. The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by the Company prior to or on the Closing Date, and immediately after giving effect to the issue and sale of the Series 2008-A Notes (and the application of the proceeds thereof as contemplated by Section 5.14,) no Default or Event of Default shall have occurred and be continuing. Neither the Company nor any Subsidiary shall have entered into any transaction since April 8, 2008 that would have been prohibited by Section 10 had such Section applied since such date.

Section 4.3 Compliance Certificates.

(a) Officer’s Certificate. The Company shall have delivered to such Purchaser an Officer’s Certificate, dated the Closing Date, certifying that the conditions specified in Sections 4.1, 4.2 and 4.11 have been fulfilled.

(b) Secretary’s Certificate. The Company shall have delivered to such Purchaser a certificate of its Secretary or an Assistant Secretary, dated the Closing Date, certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Series 2008-A Notes being delivered on the Closing Date and this Agreement.

Section 4.4 Opinions of Counsel. Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the Closing Date (a) from Wilmer Cutler Pickering Hale and Dorr LLP, special counsel for the Company, covering the matters set forth in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or special counsel to the Purchasers may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to the Purchasers) and (b) from Schiff Hardin LLP, special counsel to the Purchasers in connection with such transactions, substantially in the form set forth in Exhibit 4.4(b) and covering such other matters incident to such transactions as such Purchaser may reasonably request.

Section 4.5 Purchase Permitted By Applicable Law, Etc. On the Closing Date, such Purchaser’s purchase of Series 2008-A Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as

Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the Closing Date. If requested by any Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

Section 4.6 Sale of Other Notes. On the Closing Date, the Company shall sell to each other Purchaser and each other Purchaser shall purchase the Series 2008-A Notes to be purchased by it on the Closing Date as specified in Schedule A.

Section 4.7 Payment of Special Counsel Fees. Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing Date, the reasonable fees, charges and disbursements of special counsel to the Purchasers referred to in Section 4.4(b) to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing Date.

Section 4.8 Private Placement Number. A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for the Series 2008-A Notes.

Section 4.9 Funding Instructions. At least three Business Days prior to the Closing Date, such Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Company directing the manner of the payment of funds and setting forth (a) the name and address of the transferee bank, (b) such transferee bank’s ABA number and (c) the account name and number into which the purchase price for the Series 2008-A Notes is to be deposited.

Section 4.10 Offeree Letter. Banc of America Securities LLC shall have delivered to such Purchaser a letter addressed to each Purchaser, special counsel to the Purchasers and special counsel for the Company, dated the Closing Date, describing the manner of offer and sale of the Series 2008-A Notes.

Section 4.11 Changes in Corporate Structure. Except as disclosed on Schedule 4.11, the Company shall not have changed its jurisdiction of incorporation or been a party to any merger or consolidation, or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

Section 4.12 Proceedings and Documents. All corporate and other organizational proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to such Purchaser and special counsel to the Purchasers, and such Purchaser and special counsel to the Purchasers shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or special counsel to the Purchasers may reasonably request.

SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to each Purchaser on and as of the Closing Date that:

Section 5.1 Organization; Power and Authority. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Series 2008-A Notes and to perform the provisions hereof and thereof.

Section 5.2 Authorization, Etc. This Agreement and the Series 2008-A Notes to be issued on the Closing Date have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each such Series 2008-A Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (1) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (2) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 5.3 Disclosure. This Agreement and the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Company in connection with the transactions contemplated hereby and identified in Schedule 5.3, and the financial statements listed in Schedule 5.5 (this Agreement and such documents, certificates or other writings and such financial statements delivered to each Purchaser prior to April 8, 2008 being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Disclosure Documents, since December 31, 2007, there has been no change in the financial condition, operations, business or properties of the Company or any Restricted Subsidiary except changes that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

Section 5.4 Organization and Ownership of Shares of Subsidiaries; Affiliates.

(a) Schedule 5.4 contains (except as noted therein) a complete and correct list of the Company’s Restricted and Unrestricted Subsidiaries, showing, as to each

Subsidiary, the correct name thereof, the jurisdiction of its organization and the percentage of shares of each class of its capital stock or similar Equity Interests outstanding owned by the Company and each other Subsidiary.

(b) All of the outstanding shares of capital stock or similar Equity Interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

(c) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, and each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact, except where the failure to be so licensed or qualified or to have such power and authority would not reasonably be expected to have a Material Adverse Effect.

(d) No Subsidiary is a party to, or otherwise subject to any legal, regulatory, contractual or other restriction (other than this Agreement, the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law or similar statutes) restricting the ability of such Subsidiary to pay dividends out of profits, or make any other similar distributions of profits, to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar Equity Interests of such Subsidiary.

Section 5.5 Financial Statements; Material Liabilities. The Company has delivered to each Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5. All such financial statements (including in each case the related schedules and notes) fairly present, in all material respects, the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments). The Company and its Subsidiaries do not have any Material liabilities that are not disclosed on such financial statements or otherwise disclosed in the Disclosure Documents.

Section 5.6 Compliance with Laws, Other Instruments, Etc. The execution, delivery and performance by the Company of this Agreement and the Series 2008-A Notes will not (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other material agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

Section 5.7 Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority by the Company is required in connection with the execution, delivery or performance by the Company of this Agreement or the Series 2008-A Notes.

Section 5.8 Litigation; Observance of Agreements; Statutes and Orders.

(a) There are no actions, suits, investigations or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Restricted Subsidiary or any property of the Company or any Restricted Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

(b) Neither the Company nor any Restricted Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including, without limitation, Environmental Laws, ERISA or the USA Patriot Act) of any Governmental Authority, which default or violation, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

Section 5.9 Taxes. The Company and its Subsidiaries have filed all United States federal, material state and other material tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the amount of which is not, individually or in the aggregate, Material or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Company knows of no proposed tax or assessment against the Company or any Subsidiary that would, if made, individually or in the aggregate, have a Material Adverse Effect and the Company knows of no basis for any other tax or assessment that would reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of federal, state or other taxes for all fiscal periods are adequate. The federal income tax liabilities of the Company and its Subsidiaries have been finally determined (whether by reason of completed audits or the statute of limitations having run) for all fiscal years up to and including the fiscal year ended December 31, 2002.

Section 5.10 Title to Property; Leases. The Company and its Restricted Subsidiaries have good and sufficient title to their respective properties, including valid leasehold interests in all real property, that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Restricted Subsidiary after said date (except as Disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement.

Section 5.11 Licenses, Permits, Etc.

(a) The Company and its Restricted Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks, trade names and domain names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others, except for such conflicts that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(b) To the best knowledge of the Company, no product of the Company or any of its Restricted Subsidiaries infringes in any respect any license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name, domain name or other right owned by any other Person, except for such infringements that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(c) To the best knowledge of the Company, there is no violation by any Person of any right of the Company or any of its Restricted Subsidiaries with respect to any patent, copyright, proprietary software, service mark, trademark, trade name, domain name or other right owned or used by the Company or any of its Restricted Subsidiaries, except for such violations that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

Section 5.12 Compliance with ERISA.

(a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in, and would not reasonably be expected to result in, a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that would reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions, or to Code Sections 401(a)(29) or 412 (replaced by Code Sections 436 and 430 respectively, effective January 1, 2008) or Section 4068 of ERISA, other than such liabilities or Liens as would not be, individually or in the aggregate, Material.

(b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The term “benefit liabilities” has the meaning specified in Section 4001 of ERISA and the terms “current value” and “present value” have the meanings specified in Section 3 of ERISA.

(c) The Company and its ERISA Affiliates have not incurred any withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under Section 4201 or 4204 of ERISA in respect of Multiemployer Plans that, individually or in the aggregate, are Material.

(d) The expected post-retirement benefit obligation (determined as of the last day of the Company’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by Section 4980B of the Code) of the Company and its Subsidiaries is not Material.

(e) The execution and delivery of this Agreement and the issuance and sale of the Series 2008-A Notes hereunder to each Purchaser will not involve any transaction with respect to such Purchaser that is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax would be imposed pursuant to Section 4975(c)(1)(A)-(D) of the Code. The representation by the Company to each Purchaser in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 6.3 as to the sources of the funds to be used to pay the purchase price of the Series 2008-A Notes to be purchased by such Purchaser.

Section 5.13 Private Offering by the Company. Neither the Company nor anyone acting on the Company’s behalf has offered the Series 2008-A Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than      other Institutional Investors of the type described in clause (c) of the definition thereof, each of which has been offered the Series 2008-A Notes in connection with a private sale for investment. Neither the Company nor anyone acting on the Company’s behalf has taken, or will take, any action that would subject the issuance or sale of the Series 2008-A Notes to the registration requirements of Section 5 of the Securities Act or to the registration requirements of any securities or blue sky laws of any applicable jurisdiction.

Section 5.14 Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Series 2008-A Notes to finance mergers, acquisitions, capital expenditures, stock repurchases, dividends, debt refinancing and for other general corporate purposes of the Company. No part of the proceeds from the sale of the Series 2008-A Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying or trading in any securities under such circumstances as to involve any Purchaser in a violation of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221) or the Company in violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 25% of the value of the consolidated total assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 25% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

Section 5.15 Existing Debt; Future Liens.

(a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Debt of the Company and its Restricted Subsidiaries as of May 30, 2008 (including a description of the obligors and obligees, principal amount outstanding and collateral therefor, if any, and Guaranty thereof, if any), and there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Debt of the Company or its Restricted Subsidiaries. Neither the Company nor any Restricted Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Debt of the Company or such Restricted Subsidiary, and no event or condition exists with respect to any Debt of the Company or any Restricted Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

(b) Except as disclosed in Schedule 5.15, neither the Company nor any Restricted Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.4.

(c) Neither the Company nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Debt of the Company or such Subsidiary, any agreement relating thereto or any other agreement (including, but not limited to, its charter or other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Debt of the Company, except as specifically indicated in Schedule 5.15.

Section 5.16 Foreign Assets Control Regulations, Etc.

(a) Neither the sale of the Series 2008-A Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

(b) Neither the Company nor any Subsidiary is (1) a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of the Anti-Terrorism Order or (2) knowingly engaged in any dealings or transactions with any such Person. The Company and its Subsidiaries are in compliance, in all material respects, with the USA Patriot Act.

(c) No part of the proceeds from the sale of the Series 2008-A Notes hereunder will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended, assuming in all cases that such Act applies to the Company.

Section 5.17 Status under Certain Statutes. Neither the Company nor any Subsidiary is an “investment company” registered or required to be registered under the Investment Company Act of 1940, as amended, or is subject to regulation under the Public Utility Holding Company Act of 2005, as amended, the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended.

Section 5.18 Environmental Matters.

(a) Neither the Company nor any Restricted Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any liability against the Company or any of its Restricted Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them, or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as would not reasonably be expected to result in a Material Adverse Effect.

(b) Neither the Company nor any Restricted Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as would not reasonably be expected to result in a Material Adverse Effect.

(c) Neither the Company nor any of its Restricted Subsidiaries has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them or has disposed of any Hazardous Materials in each case in a manner contrary to any Environmental Laws in each case in any manner that would reasonably be expected to result in a Material Adverse Effect.

(d) All buildings on all real properties now owned, leased or operated by the Company or any of its Restricted Subsidiaries are in compliance with applicable Environmental Laws, except where failure to comply would not reasonably be expected to result in a Material Adverse Effect.

Section 5.19 Notes Rank Pari Passu. The obligations of the Company under this Agreement and the Series 2008-A Notes rank pari passu in right of payment with all other unsecured Senior Debt (actual or contingent) of the Company, including, without limitation, all unsecured Senior Debt of the Company described in Schedule 5.15.

SECTION 6. REPRESENTATIONS OF THE PURCHASERS.

Section 6.1 Purchase for Investment. Each Purchaser severally represents that it is purchasing the Series 2008-A Notes for its own account or for one or more separate accounts maintained by it or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or such pension or trust fund’s property shall at all times be within such Purchaser’s or such pension or trust fund’s control. Each Purchaser understands that the Series 2008-A Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Series 2008-A Notes.

Section 6.2 Accredited Investor. Each Purchaser represents that it is an “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others are also “accredited investors”). Each Purchaser further represents that such Purchaser has had the opportunity to ask questions of the Company and received answers concerning the terms and conditions of the sale of the Series 2008-A Notes.

Section 6.3 Source of Funds. Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Series 2008-A Notes to be purchased by such Purchaser hereunder:

(a) the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Class Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the NAIC (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or

(b) the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

(c) the Source is either (1) an insurance company pooled separate account, within the meaning of PTE 90-1 or (2) a bank collective investment fund, within the meaning of PTE 91-38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

(d) the Source constitutes assets of an “investment fund” (within the meaning of Part V of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part V of the QPAM Exemption), no employee benefit plan’s assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a Person controlling or controlled by the QPAM (applying the definition of “control” in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (1) the identity of such QPAM and (2) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this clause (d); or

(e) the Source constitutes assets of a “plan(s)” (within the meaning of Section IV of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a Person controlling or controlled by the INHAM (applying the definition of “control” in Section IV(d) of the INHAM Exemption) owns a 5% or more interest in the Company and (1) the identity of such INHAM and (2) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or

(f) the Source is a governmental plan; or

(g) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (g); or

(h) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.3, the terms “employee benefit plan,” “governmental plan” and “separate account” shall have the respective meanings assigned to such terms in Section 3 of ERISA.

SECTION 7. INFORMATION AS TO COMPANY.

Section 7.1 Financial and Business Information. The Company shall deliver to each holder of Notes that is an Institutional Investor:

(a) Quarterly Statements — within 60 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), copies of:

(1) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and

(2) consolidated statements of income, shareholders’ equity and cash flows of the Company and its Subsidiaries for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding fiscal quarter and (in the case of the second and third quarters) the corresponding portion of the fiscal year ending with such quarter of the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments and the absence of footnotes, provided that delivery within the time period specified above of copies of the Company’s Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 7.1(a), provided, further, that the Company shall be deemed to have made such delivery of such Quarterly Report on Form 10-Q if it shall have timely made such Quarterly Report on Form 10-Q available on “EDGAR” and on the Company’s home page on the worldwide web (at the date of this Agreement located at: http//www.perkinelmer.com) (such availability thereof being referred to as “Electronic Delivery”);

(b) Annual Statements — within 105 days after the end of each fiscal year of the Company, copies of:

(1) a consolidated balance sheet of the Company and its Subsidiaries, as at the end of such year, and

(2) consolidated statements of income, shareholders’ equity and cash flows of the Company and its Subsidiaries, for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that the delivery within the time period specified above of the Company’s Annual Report on Form 10-K for such fiscal year (together with the Company’s annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 7.1(b), provided further, that the Company shall be deemed to have made such delivery of such Annual Report on Form 10-K if it shall have timely made Electronic Delivery thereof;

(c) SEC and Other Reports — except for filings referred to in Section 7.1(a) and (b) above, promptly upon their becoming available, one copy of (1) each financial statement, report, notice or proxy statement sent by the Company or any Restricted Subsidiary to its principal lending banks as a whole (excluding information sent to such banks in the ordinary course of administration of a bank facility, such as information relating to pricing and borrowing availability) or to its public securities holders generally and (2) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Company or any Restricted Subsidiary with the SEC and of all press releases and other statements made available generally by the Company or any Restricted Subsidiary to the public concerning developments that are Material;

(d) Notice of Default or Event of Default — promptly, and in any event within five Business Days after a Responsible Officer becomes aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

(e) ERISA Matters — promptly, and in any event within five Business Days after a Responsible Officer becomes aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

(1) with respect to any Plan, any reportable event, as defined in Section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date thereof; or

(2) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

(3) any event, transaction or condition that would result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the imposition of a penalty or excise tax under the provisions of the Code relating to employee benefit plans, or the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, would reasonably be expected to have a Material Adverse Effect;

(f) Notices from Governmental Authority — promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Company or any Subsidiary from any federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that would reasonably be expected to have a Material Adverse Effect; and

(g) Supplements — promptly and in any event within 10 Business Days after the execution and delivery of any Supplement, a copy thereof; and

(h) Requested Information — with reasonable promptness, such other data and information relating to the business, financial or corporate affairs of the Company or any of its Subsidiaries (including, but without limitation, actual copies of the Company’s Quarterly Report on Form 10-Q and Annual Report on Form 10-K) or compliance by the Company with the terms of this Agreement and the Notes as from time to time may be reasonably requested by any such holder of Notes.

Section 7.2 Officer’s Certificate. Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer setting forth (which, in the case of Electronic Delivery of any such financial statements, shall be by separate delivery of such certificate to each holder of Notes within the required time period for delivery of financial statements under Section 7.1(a) or Section 7.1(b), as applicable):

(a) Covenant Compliance — the information (including reasonably detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Section 10.1 through Section 10.3, inclusive, Section 10.6 and Section 10.7 during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

(b) Event of Default — a statement that such Senior Financial Officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

Section 7.3 Visitation. The Company shall permit the representatives of each holder of Notes that is an Institutional Investor:

(a) No Default — if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company’s officers, and (with the consent of the Company, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Restricted Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

(b) Default — if a Default or Event of Default then exists, at the expense of the Company, to visit and inspect any of the offices or properties of the Company or any Restricted Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested.

SECTION 8. PAYMENT OF THE NOTES.

Section 8.1 Required Prepayments; Maturity.

(a) Series 2008-A Notes. The Series 2008-A Notes shall not be subject to any required prepayments and the entire unpaid principal amount of the Series 2008-A Notes shall become due and payable on May 30, 2015.

(b) Required Prepayment of Additional Notes. Each Series and tranche, if applicable, of Additional Notes shall be subject to required prepayments as specified in the Supplement pursuant to which such Series and tranche, if applicable, of Additional Notes were issued.

Section 8.2 Optional Prepayments. The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, any Series of Notes, in an amount not less than 10% of the original aggregate principal amount of such Series of Notes in the case of a partial prepayment, at 100% of the principal amount so prepaid, plus accrued and unpaid interest, plus the applicable Make-Whole Amount, if any, determined for the prepayment date with respect to such principal amount. Notwithstanding the foregoing, the Company may not prepay any Series of Notes pursuant to this Section 8.2 if a Default or Event of Default shall exist or would result from such optional prepayment unless all Notes at the time outstanding are prepaid on a pro rata basis. The Company will give each holder of Notes of the Series to be prepaid (with a copy to each other holder of Notes) written notice of each optional prepayment of Notes of such Series under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of the Notes of each Series to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount, if any, due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes being prepaid a certificate of a Senior Financial Officer specifying the calculation of the applicable Make-Whole Amount as of the specified prepayment date.

Section 8.3 Allocation of Partial Prepayments. In the case of each partial prepayment of the Notes pursuant to the provisions of Section 8.2, the principal amount of the Notes of the Series to be prepaid shall be allocated among all of the Notes of such Series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof.

Section 8.4 Maturity; Surrender, Etc. In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment (which shall be a Business Day), together with interest on such principal amount accrued to such date and the applicable

Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

Section 8.5 Purchase of Notes. The Company will not, and will not permit any Affiliate to, purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes of any Series except (a) upon the payment or prepayment of the Notes of any Series in accordance with the terms of this Agreement (including any Supplement) and the Notes of such Series or (b) pursuant to a written offer to purchase any outstanding Notes of any Series made by the Company or an Affiliate pro rata to the holders of the Notes of such Series upon the same terms and conditions (except that if such Series has more than one separate tranche, such written offer shall be allocated among all of the separate tranches of such Series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof but such written offer may otherwise differ among such separate tranches and such written offer shall be made pro rata to the holders of the same tranches of such Series upon the same terms and conditions). Any such offer shall provide each holder of the Notes of the Series being offered for purchase with sufficient information to enable it to make an informed decision with respect to such offer and shall remain open for at least 10 Business Days. If the holders of more than 50% of the outstanding principal amount of the Notes of the Series being offered for purchase accept such offer, the Company shall promptly notify the remaining holders of such Series of such fact and the expiration date for the acceptance by such holders of such offer shall be extended by the number of days necessary to give each such remaining holder at least five Business Days from its receipt of such notice to accept such offer. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes. Notwithstanding the foregoing, neither Company nor any Affiliate may offer to purchase any Series of Notes if a Default or Event of Default shall exist or would result therefrom unless such Person shall offer to purchase all outstanding Notes on a pro rata basis upon the same terms and conditions.

Section 8.6 Offer to Prepay Upon Sale of Assets.

(a) Notice and Offer. In the event of a Disposition of any assets of the Company or any Restricted Subsidiary where the Company has elected to apply the net proceeds of such Disposition pursuant to Section 10.6(b), the Company shall, no later than the 305th day following the date of such Disposition, give written notice of such event (a “Sale of Assets Prepayment Event”) to each holder of Notes. Such notice shall contain, and shall constitute, an irrevocable offer to prepay a Ratable Portion of the Notes held by such holder on the date specified in such notice (the “Sale of Assets Prepayment Date”) which date shall be not less than 30 days and not more than 60 days after such notice.

(b) Acceptance and Payment. A holder of Notes may accept or reject the offer to prepay pursuant to this Section 8.6 by causing a notice of such acceptance or rejection to be delivered to the Company at least 10 days prior to the Sale of Assets Prepayment Date. A failure by a holder of the Notes to respond to an offer to prepay made pursuant to this Section 8.6 shall be deemed to constitute a rejection of such offer by such holder. If so accepted, such offered prepayment in respect of the Ratable Portion of the Notes of each holder that has accepted such offer shall be due and payable on the Sale of Assets Prepayment Date. Such offered prepayment shall be made at 100% of the aggregate Ratable Portion of the Notes of each holder that has accepted such offer, together with interest on that portion of the Notes then being prepaid accrued to the Sale of Assets Prepayment Date but without any Make-Whole Amount.

(c) Officer’s Certificate. Each offer to prepay the Notes pursuant to this Section 8.6 shall be accompanied by a certificate, executed by a Senior Financial Officer of the Company and dated the date of such offer, specifying: (1) the Sale of Assets Prepayment Date; (2) that such offer is being made pursuant to this Section 8.6 and that the failure by a holder to respond to such offer by the deadline established in Section 8.6(b) shall result in such offer to such holder being deemed rejected; (3) the Ratable Portion of each such Note offered to be prepaid; (4) the interest that would be due on the Ratable Portion of each such Note offered to be prepaid, accrued to the Sale of Assets Prepayment Date; (5) that the conditions of this Section 8.6 have been satisfied and (6) in reasonable detail, a description of the nature and date of the Sale of Assets Prepayment Event giving rise to such offer of prepayment.

Section 8.7 Offer to Prepay Notes in the Event of a Change in Control.

(a) Notice of Change in Control or Control Event. The Company will, within five Business Days after any Responsible Officer has knowledge of the occurrence of any Change in Control or Control Event, give written notice of such Change in Control or Control Event to each holder of Notes unless notice in respect of such Change in Control (or the Change in Control contemplated by such Control Event) shall have been given pursuant to Section 8.7(b). If a Change in Control has occurred, such notice shall contain and constitute an offer to prepay Notes as described in Section 8.7(c) and shall be accompanied by the certificate described in Section 8.7(g).

(b) Condition to Company Action. The Company will not take any action within its control that consummates or finalizes a Change in Control unless (1) at least 30 days prior to such action it shall have given to each holder of Notes written notice containing and constituting an offer to prepay Notes as described in Section 8.7(c), accompanied by the certificate described in Section 8.7(g), and (2) contemporaneously with such action, the Company prepays all Notes required to be prepaid in accordance with this Section 8.7.

(c) Offer to Prepay Notes. The offer to prepay Notes contemplated by Sections 8.7(a) and (b) shall be an offer to prepay, in accordance with and subject to this Section 8.7, all, but not less than all, Notes held by each holder on a date specified in such offer (the “Change in Control Proposed Prepayment Date”). If such Change in Control Proposed Prepayment Date is in connection with an offer contemplated by Section 8.7(a), such date shall be a Business Day not less than 30 days and not more than 60 days after the date of such offer (or if the Proposed Prepayment Date shall not be specified in such offer, the Proposed Prepayment Date shall be the Business Day nearest to the 30th day after the date of such offer).

(d) Acceptance; Rejection. A holder of Notes may accept or reject the offer to prepay made pursuant to this Section 8.7 by causing a notice of such acceptance or rejection to be delivered to the Company at least five Business Days prior to the Change in Control Proposed Prepayment Date. A failure by a holder of Notes to so respond to an offer to prepay made pursuant to this Section 8.7 shall be deemed to constitute a rejection of such offer by such holder.

(e) Prepayment. Prepayment of the Notes to be prepaid pursuant to this Section 8.7 shall be at 100% of the principal amount of such Notes, together with accrued and unpaid interest on such Notes accrued to the date of prepayment but without any Make-Whole Amount. The prepayment shall be made on the Change in Control Proposed Prepayment Date, except as provided by Section 8.7(f).

(f) Deferral Pending Change in Control. The obligation of the Company to prepay Notes pursuant to the offers required by Section 8.7(c) and accepted in accordance with Section 8.7(d) is subject to the occurrence of the Change in Control in respect of which such offers and acceptances shall have been made. In the event that such Change in Control does not occur on the Change in Control Proposed Prepayment Date in respect thereof, the prepayment shall be deferred until, and shall be made on the date on which, such Change in Control occurs. The Company shall keep each holder of Notes reasonably and timely informed of (1) any such deferral of the date of prepayment, (2) the date on which such Change in Control and the prepayment are expected to occur and (3) any determination by the Company that efforts to effect such Change in Control have ceased or been abandoned (in which case the offers and acceptances made pursuant to this Section 8.7 in respect of such Change in Control automatically shall be deemed rescinded without penalty or other liability).

(g) Officer’s Certificate. Each offer to prepay the Notes pursuant to this Section 8.7 shall be accompanied by a certificate, executed by a Senior Financial Officer and dated the date of such offer, specifying (1) the Change in Control Proposed Prepayment Date, (2) that such offer is made pursuant to this Section 8.7, (3) the principal amount of each Note offered to be prepaid, (4) the interest that would be due on each Note offered to be prepaid, accrued to the Change in Control Proposed Prepayment Date, (5) that the conditions of this Section 8.7 have been fulfilled and (6) in reasonable detail, the nature and date of the Change in Control.

(h) “Change in Control” shall mean, an event or series of events by which: (1) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act as in effect on the Closing Date) becomes, or obtains rights (whether by means of warrants, options or otherwise) to become, the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act as in effect on the Closing Date), directly or indirectly, of 30% or more of the equity securities of the Company entitled to vote for members of the Board of Directors or equivalent governing body of the Company on a fully-diluted basis; or (2) the Board of Directors of the Company shall cease to consist of a majority of Continuing Directors; or (3) a “change in control” or any comparable term under, and as defined in, any Debt of the Company with an outstanding principal amount in excess of $20,000,000 shall have occurred.

(i) “Continuing Directors” shall mean the directors of the Company on the Closing Date, and each other director whose election by the Board of Directors of the Company or whose nomination for election by the stockholders of the Company was approved by a vote of at least a majority of the directors who were either directors on the Closing Date or whose election or nomination for election was previously so approved by directors who were Continuing Directors.

(j) “Control Event” shall mean (1) the execution by the Company or any of its Affiliates of any agreement or letter of intent with respect to any proposed transaction or event or series of transactions or events which, individually or in the aggregate, may reasonably be expected to result in a Change in Control or (2) the execution by the Company of any written agreement which, when fully performed by the parties thereto, would result in a Change in Control.

Section 8.8 Make-Whole Amount for the Series 2008-A Notes. The term “Make-Whole Amount” shall mean, with respect to any Series 2008-A Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Series 2008-A Note, minus the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

“Called Principal” shall mean, with respect to any Series 2008-A Note, the principal of such Series 2008-A Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

“Discounted Value” shall mean, with respect to the Called Principal of any Series 2008-A Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Series 2008-A Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” shall mean, with respect to the Called Principal of any Series 2008-A Note, .50% over the yield to maturity implied by (a) the yields reported, as of 10:00 a.m. (New York, New York time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated a “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on the run U.S. Treasury Securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (b) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for U.S. Treasury Securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date.

In the case of each determination under clause (a) or (b), as the case may be, of the preceding paragraph, such implied yield will be determined, if necessary, by (1) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (2) interpolating linearly between (i) the applicable U.S. Treasury Security with the maturity closest to and greater than such Remaining Average Life and (ii) the applicable U.S. Treasury Security with the maturity closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of such Series 2008-A Note.

“Remaining Average Life” shall mean, with respect to the Called Principal of any Series 2008-A Note, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (a) such Called Principal into (b) the sum of the products obtained by multiplying (1) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (2) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” shall mean, with respect to the Called Principal of any Series 2008-A Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of such Series 2008-A Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or Section 12.1.

“Settlement Date” shall mean, with respect to the Called Principal of any Series 2008-A Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

SECTION 9. AFFIRMATIVE COVENANTS.

The Company covenants that so long as any of the Notes are outstanding:

Section 9.1 Compliance with Law. Without limiting Section 10.10, the Company will, and will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, ERISA, the USA Patriot Act and Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.2 Insurance. The Company will, and will cause each of its Restricted Subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

Section 9.3 Maintenance of Properties. The Company will, and will cause each of its Restricted Subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Restricted Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

Section 9.4 Payment of Taxes and Claims. The Company will, and will cause each of its Subsidiaries to, file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges or levies imposed on them or any of their properties, assets, income or franchises, to the extent the same have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Subsidiary, provided that neither the Company nor any Subsidiary need pay any such tax, assessment, governmental charge, levy or claim if (a) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (b) the non-filing or nonpayment, as the case may be, of all such taxes, assessments, governmental charges, levies and claims in the aggregate would not reasonably be expected to have a Material Adverse Effect.

Section 9.5 Corporate Existence, Etc. Subject to Section 10.5, the Company will at all times preserve and keep in full force and effect its corporate existence. Subject to Sections 10.5 and 10.6, the Company will at all times preserve and keep in full force and effect the corporate existence of each of its Restricted Subsidiaries and all rights and franchises of the Company and its Restricted Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise would not, individually or in the aggregate, have a Material Adverse Effect.

Section 9.6 Notes to Rank Pari Passu. The Notes and all other obligations under this Agreement of the Company are and at all times shall remain direct and unsecured obligations of the Company ranking pari passu as against the assets of the Company with all other Notes from time to time issued and outstanding hereunder without any preference among themselves and pari passu with all other present and future unsecured Senior Debt (actual or contingent) of the Company.

Section 9.7 Books and Records. The Company will, and will cause each of its Restricted Subsidiaries to, maintain proper books of record and account in conformity with GAAP and all applicable requirements of any Governmental Authority having legal or regulatory jurisdiction over the Company or such Restricted Subsidiary, as the case may be.

Section 9.8 Designation of Subsidiaries. The Company may from time to time cause any Subsidiary (other than a Subsidiary Guarantor, if any) to be designated as an Unrestricted Subsidiary or any Unrestricted Subsidiary to be designated a Restricted Subsidiary; provided, however, that at the time of such designation and immediately after giving effect thereto, (a) no Default or Event of Default shall have occurred and be continuing under the terms of this Agreement and (b) the Company and its Subsidiaries or Restricted Subsidiaries, as the case may be, would be in compliance with all of the covenants set forth in this Section 9 and Section 10 if tested on the date of such action and provided, further, that, except as necessary for the Company to comply with Section 10.7, once a Subsidiary has been designated an Unrestricted Subsidiary or a Restricted Subsidiary pursuant to this Section 9.8, it shall not thereafter be redesignated as an Unrestricted Subsidiary or a Restricted Subsidiary on more than one occasion. Within 10 days following any designation described above, the Company will deliver to each holder of Notes a notice of such designation accompanied by a certificate signed by a Senior Financial Officer certifying compliance with all requirements of this Section 9.8 and setting forth all information required in order to establish such compliance.

Section 9.9 Subsidiary Guarantors.

(a) The Company will cause any Subsidiary which becomes a co-obligor or guarantor in respect of Debt under the Bank Credit Agreement to deliver to each holder of Notes (concurrently with it becoming a co-obligor or guarantor in respect of such Debt) the following items:

(1) a Subsidiary Guaranty;

(2) a certificate signed by an authorized Responsible Officer of the Company making representations and warranties to the effect of those contained in Sections 5.2, 5.4, 5.6 and 5.7, with respect to such Subsidiary and such Subsidiary Guaranty, as applicable; and

(3) an opinion of counsel (who may be in-house counsel for the Company) addressed to each holder of Notes which opinion shall be reasonably satisfactory to the Required Holders, to the effect that the Subsidiary Guaranty entered into by such Subsidiary has been duly authorized, executed and delivered and that such Subsidiary Guaranty constitutes the legal, valid and binding contract and agreement of such Subsidiary enforceable in accordance with its terms, except as an enforcement of such terms may be limited by bankruptcy, insolvency, fraudulent conveyance and similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

(b) The holders of Notes agree to discharge and release any Subsidiary Guarantor from its Subsidiary Guaranty upon the written request of the Company, provided that (1) such Subsidiary Guarantor shall have been released and discharged (or will be released and discharged concurrently with the release of such Subsidiary Guarantor under its Subsidiary Guaranty) as a co-obligor and guarantor under and in respect of Debt under the Bank Credit Agreement and the Company so certifies to the holders of Notes in a certificate of a Responsible Officer, (2) at the time of such release and discharge, the Company shall have delivered a certificate of a Responsible Officer to the holders of Notes stating that no Default or Event of Default exists or will result from such release and discharge and (3) if any fee or other form of consideration is given to any party to the Bank Credit Agreement expressly for the purpose of its release of such Subsidiary Guarantor, the holders of Notes shall receive equivalent consideration.

Anything in this Section 9.8 to the contrary notwithstanding, a Foreign Subsidiary that becomes a borrower under the Bank Credit Agreement shall not be deemed to be a co-obligor or guarantor of Debt under the Bank Credit Agreement for purposes of this Section 9.8 if such Subsidiary shall have no obligations under the Bank Credit Agreement or any other agreement or instrument for the repayment of any Debt outstanding thereunder (whether upon default by any party to the Bank Credit Agreement or otherwise) other than (1) Debt directly borrowed by such Subsidiary and (2) Debt of any other Foreign Subsidiary which shall also satisfy the conditions of this sentence.

SECTION 10. NEGATIVE COVENANTS.

The Company covenants that so long as any of the Notes are outstanding:

Section 10.1 Consolidated Total Debt to Consolidated Total Capitalization. If and for so long as the Company has Debt Ratings from both Rating Agencies and those Debt Ratings are Investment Grade, the Company will not, at any time, permit Consolidated Total Debt to exceed

45% of Consolidated Total Capitalization (the “Total Debt/Capitalization Requirement”); provided that if and for so long as the Company does not have a Debt Rating from either Rating Agency or the Debt Ratings of the Company by one or both Rating Agencies are not Investment Grade, the Total Debt/Capitalization Requirement shall be replaced, as of the last day of the fiscal quarter during which such change in Debt Rating occurs, with the requirement that the Company maintain a maximum Consolidated Leverage Ratio of 3.50 to 1.00.

Section 10.2 Priority Debt. The Company will not, at any time, permit the aggregate amount of all Priority Debt to exceed an amount equal to 20% of Consolidated Net Worth.

Section 10.3 Receivables Financing Transactions. The Company will not, at any time, permit the aggregate amount of Debt of the Company and its Restricted Subsidiaries in respect of receivables financing transactions to exceed $165,000,000.

Section 10.4 Limitation on Liens. The Company will not, and will not permit any Restricted Subsidiary to, directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any property, asset or revenue (including, without limitation, any document or instrument in respect of goods or accounts receivable) of the Company or any Restricted Subsidiary, whether now owned or held or hereafter acquired, or assign or otherwise convey any right to receive any income (unless it makes, or causes to be made, effective provision whereby the Notes will be equally and ratably secured with any and all other obligations thereby secured, such security to be pursuant to documentation reasonably satisfactory to the Required Holders such Liens being herein referred to as (“Equal and Ratable Liens”)), except:

(a) Liens for taxes, assessments or other governmental charges that are not yet due and payable or the payment of which is not at the time required by Section 9.4;

(b) Liens incidental to the conduct of business or the ownership of properties and assets (including landlords’, carriers’, warehousemen’s, mechanics’, materialmen’s and other similar Liens for sums which are not overdue for a period of more than 30 days or which are being contested by the Company or a Subsidiary on a timely basis in good faith and in appropriate proceedings and for which the Company or such Subsidiary has established reserves in accordance with GAAP on the books of the Company or such Subsidiary), Liens to secure the performance of bids, tenders, leases or trade contracts or to secure statutory obligations (including obligations under workers compensation, unemployment insurance and other social security legislation), surety or appeal bonds and other Liens incurred in the ordinary course of business, including deposits securing reimbursement obligations under trade letters of credit, and not in connection with the borrowing of money;

(c) leases or subleases granted to others, easements, rights-of-way, restrictions and other similar charges or encumbrances, in each case incidental to the ownership of property or assets or the ordinary conduct of the business of the Company or any Restricted Subsidiary, and Liens incidental to minor survey exceptions and the like, provided that such Liens do not, in the aggregate, materially detract from the value of such property;

(d) any attachment or judgment Lien, unless the judgment it secures shall not, within 60 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within 60 days after the expiration of any such stay;

(e) Liens securing Debt of a Restricted Subsidiary to the Company or to another Restricted Subsidiary;

(f) Liens existing on the Closing Date and reflected in Schedule 10.4;

(g) Liens incurred after the Closing Date given to secure the payment of the purchase price incurred in connection with the acquisition, construction or improvement of property (other than accounts receivable or inventory) useful and intended to be used in carrying on the business of the Company or a Restricted Subsidiary, including Liens existing on such property at the time of acquisition or construction thereof or improvement thereon or Liens incurred within 365 days of such acquisition or completion of such construction or improvement; provided that (1) the Lien shall attach solely to the property acquired, purchased, constructed or improved, (2) at the time of acquisition, construction or improvement of such property (or, in the case of any Lien incurred within 365 days of such acquisition or completion of such construction or improvement, at the time of the incurrence of the Debt secured by such Lien), the aggregate amount remaining unpaid on all Debt secured by Liens on such property, whether or not assumed by the Company or a Restricted Subsidiary, shall not exceed the lesser of (i) the cost of such acquisition, construction or improvement or (ii) the fair market value at the time such property is acquired or constructed or improvement of such property is completed, as the case may be, (as determined in good faith by one or more officers of the Company or such Restricted Subsidiary to whom authority to enter into the transaction has been delegated by the Board of Directors of the Company or such Restricted Subsidiary), (3) the aggregate principal amount of all Debt secured by such Liens would be permitted by the limitation set forth in Section 10.1 and (4) at the time of such incurrence and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing;

(h) any Lien existing on property of a Person immediately prior to its being consolidated with or merged into the Company or a Restricted Subsidiary or its becoming a Subsidiary, or any Lien existing on any property acquired by the Company or any Restricted Subsidiary at the time such property is so acquired (whether or not the Debt secured thereby shall have been assumed); provided that (1) no such Lien shall have been created or assumed in contemplation of such consolidation or merger or such Person becoming a Subsidiary or such acquisition of property, (2) each such Lien shall extend solely to the item or items of property so acquired and, if required by the terms of the instrument originally creating such Lien, other property which is an improvement to or is acquired for specific use in connection with such acquired property, (3) the aggregate principal amount of all Debt secured by such Liens would be permitted by the limitation set forth in Section 10.1 and (4) at the time of such incurrence and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing;

(i) Liens on assets subject to any receivables facility permitted pursuant to Section 10.3 securing obligations of the Company and its Restricted Subsidiaries in respect of such receivables facility;

(j) any extensions, renewals or replacements of any Lien permitted by the preceding paragraphs (f), (g) and (h) of this Section 10.4; provided that (1) no additional property shall be encumbered by such Liens, (2) the unpaid principal amount of the Debt or other obligations secured thereby shall not be increased or the maturity thereof reduced and (3) at such time and immediately after giving effect thereto, no Default or Event of Default shall have occurred and be continuing; and

(k) other Liens not otherwise permitted by paragraphs (a) through (j), inclusive, of this Section 10.4 securing Debt; provided that (1) the aggregate principal amount of all Debt secured by such Liens shall be permitted by the limitations set forth in Section 10.1 and Section 10.2, (2) at the time of such incurrence and after giving effect thereto, no Default or Event of Default shall have occurred or be continuing and (3) no such Liens incurred pursuant to this paragraph (k) shall secure Debt outstanding under the Bank Credit Agreement.

Section 10.5 Merger and Consolidation. The Company will not, and will not permit any Restricted Subsidiary to, consolidate with or merge with any other Person or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to any Person; provided that:

(a) any Restricted Subsidiary (other than a Receivables Subsidiary) may (1) consolidate with or merge with, or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to, (i) the Company or another Restricted Subsidiary so long as in any merger or consolidation involving the Company, the Company shall be the surviving or continuing corporation or (ii) any other Person so long as the surviving or continuing entity is a Restricted Subsidiary or (2) convey, transfer or lease all of its assets in compliance with the provisions of Section 10.6; and

(b) the Company may consolidate or merge with, or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to, any Person so long as:

(1) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of the Company as an entirety, as the case may be (the “Successor Entity”), shall be a solvent corporation or limited liability company organized and existing under the laws of the United States of America, any State thereof or the District of Columbia;

(2) if the Successor Entity is not the Company, (i) such Successor Entity shall have executed and delivered to each holder of Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement, each Supplement and the Notes (pursuant to such agreements and instruments as shall be reasonably satisfactory to the Required Holders), (ii) the Successor Entity shall have caused to be delivered to each holder of Notes an opinion of independent counsel reasonably acceptable to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof, and (iii) each Subsidiary Guarantor, if any, shall have reaffirmed in writing its obligations under its Subsidiary Guaranty; and

(3) immediately before and after giving effect to such transaction no Default or Event of Default shall have occurred and be continuing.

For the avoidance of doubt, no Receivables Subsidiary may merge with, or Dispose of any or all of its assets to, any other Person, other than (i) Dispositions permitted under Section 10.6(3) or (ii) in connection with the termination of any receivables facility when no Event of Default has occurred and is continuing.

Section 10.6 Sales of Assets. The Company will not, and will not permit any Restricted Subsidiary to, Dispose of any substantial part (as defined below) of the assets (including capital stock or similar Equity Interests of Subsidiaries) of the Company and its Restricted Subsidiaries; provided, however, that the Company or any Restricted Subsidiary may Dispose of assets constituting a substantial part of the assets of the Company and its Restricted Subsidiaries if such assets are sold for fair market value and, at such time and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing and an amount equal to the net proceeds received from such Disposition (but only with respect to that portion of such assets that exceeds the definition of “substantial part” set forth below) shall be used within 365 days of such Disposition, in any combination:

(a) to acquire productive assets used or useful in carrying on the business of the Company and its Restricted Subsidiaries for a purchase price no greater than the fair market value of the assets so acquired; and/or

(b) to prepay or retire Senior Debt of the Company and/or a Restricted Subsidiary, provided that in the course of making such application the Company shall offer to prepay each outstanding Note in accordance with Section 8.6 in a principal amount which equals the Ratable Portion for such Note and such offer, whether or not accepted, shall be deemed to satisfy the requirement of this clause (b) and if not accepted, shall permit the Company to retain and use such proceeds free of the requirements of this Section 10.6.

As used in this Section 10.6, a Disposition of assets shall be deemed to be a “substantial part” of the assets of the Company and its Restricted Subsidiaries if the book value of such assets, when added to the book value of all other assets Disposed of by the Company and its

Restricted Subsidiaries during the period of 12 consecutive months ending on the date of such Disposition, exceeds 10% of the book value of Consolidated Total Assets; provided that there shall be excluded from any determination of a “substantial part” (1) any Disposition of assets in the ordinary course of business of the Company and its Restricted Subsidiaries, (2) any Disposition of assets from the Company to a Restricted Subsidiary or from any Restricted Subsidiary to the Company or another Restricted Subsidiary, (3) the Disposition of accounts receivable pursuant to the Receivables Facility and any other receivables facility permitted by Section 10.3, (4) any sale of property acquired or constructed by the Company or any Restricted Subsidiary after the Closing Date to any Person within 365 days following the acquisition or completion of construction of such property by the Company or such Restricted Subsidiary if the Company or such Restricted Subsidiary shall concurrently with such sale, lease such property, as lessee, and (5) any Disposition made in compliance with the provisions of Section 10.5(b).

Section 10.7 Limitation on Unrestricted Subsidiaries. The Company will not, at any time, permit (a) the total assets of all Unrestricted Subsidiaries to constitute more than 20% of the consolidated total assets of the Company and its Subsidiaries as reflected on the most recent balance sheet theretofore delivered to the holders of Notes pursuant to this Agreement or (b) the gross revenues of all Unrestricted Subsidiaries for the period of the four consecutive fiscal quarters of the Company most recently completed to account for more than 20% of the consolidated gross revenues of the Company and its Subsidiaries for such period determined in each case in accordance with GAAP. For purposes of the calculations to be made pursuant to this Section 10.7, (1) any Subsidiary having negative total assets on any date shall be deemed to have total assets of $0 on such date and (2) any Subsidiary having negative gross revenues for any relevant period shall be deemed to have gross revenues of $0 for such period.

Section 10.8 Transactions with Affiliates. The Company will not, and will not permit any Restricted Subsidiary to, enter into directly or indirectly any transaction or group of related transactions (including, without limitation, the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or a Restricted Subsidiary), except pursuant to the reasonable requirements of the Company’s or such Restricted Subsidiary’s business and upon fair and reasonable terms that are not materially less favorable to the Company or such Restricted Subsidiary than would be obtainable in a comparable arm’s-length transaction with a Person not an Affiliate.

Section 10.9 Line of Business. The Company will not, and will not permit any Restricted Subsidiary to, engage in any business if, as a result, the general nature of the business in which the Company and its Restricted Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Company and its Restricted Subsidiaries, taken as a whole, are engaged on the Closing Date.

Section 10.10 Terrorism Sanctions Regulations. The Company will not, and will not permit any Subsidiary to, (a) become a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of the Anti-Terrorism Order or (b) knowingly engage in any dealings or transactions with any such Person.

SECTION 11. EVENTS OF DEFAULT.

An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:

(a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

(b) the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

(c) (1) the Company defaults in the performance of or compliance with any term contained in Section 7.1(d) or Section 10 or any covenant in a Supplement which specifically provides that it shall have the benefit of this paragraph (c) or (2) any Subsidiary Guarantor defaults in the performance of or compliance with any term of its Subsidiary Guaranty beyond any period of grace or cure period provided with respect thereto; or

(d) the Company defaults in the performance of or compliance with any term contained herein or in any Supplement (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) and such default is not remedied within 30 days after the earlier of (1) a Responsible Officer obtaining actual knowledge of such default and (2) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this paragraph (d) of Section 11); or

(e) any Subsidiary Guaranty ceases to be a legally valid, binding and enforceable obligation or contract of a Subsidiary Guarantor (other than a Subsidiary Guarantor released in accordance with the terms of Section 9.9(b)), or any Subsidiary Guarantor or any of its Affiliates, challenges the validity, binding nature or enforceability of its Subsidiary Guaranty; or

(f) any representation or warranty made in writing by or on behalf of the Company or any Subsidiary Guarantor or by any officer of the Company or any Subsidiary Guarantor in this Agreement, any Supplement under which Additional Notes are then outstanding, any Subsidiary Guaranty or in any writing furnished in connection with the transactions contemplated hereby or thereby proves to have been false or incorrect in any material respect on the date as of which made; or

(g) (1) the Company or any Material Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest (in the payment amount of at least $100,000) on any Debt other than the Notes that is outstanding in an aggregate principal amount of at least $20,000,000 beyond any period of grace provided with respect thereto, (2) the Company or any Material Subsidiary is in default in the performance of or compliance with any term of any instrument, mortgage, indenture or other agreement relating to any Debt other than the Notes in an aggregate principal amount of at least $20,000,000 or any other condition exists, and as a consequence of such default or condition such Debt has become, or has been declared (or one or more Persons are entitled to declare such Debt to be), due and payable before its stated maturity or before its regularly scheduled dates of payment or (3) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Debt to convert such Debt into Equity Interests), (i) the Company or any Material Subsidiary has become obligated to purchase or repay Debt other than the Notes before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $20,000,000 or (ii) one or more Persons have the right to require the Company or any Material Subsidiary so to purchase or repay such Debt; provided, that a termination event (or other similar event) under the Receivables Facility resulting solely from a decline in the ratings of the Company or its Subsidiaries shall not constitute an Event of Default under this paragraph (g) and provided further that if any event described in this paragraph (g) that constitutes an Event of Default with respect to any Material Subsidiary shall occur with respect to Restricted Subsidiaries constituting Aggregate Material Subsidiaries, it shall also constitute an Event of Default under this paragraph (g); or

(h) the Company or any Material Subsidiary (1) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (2) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (3) makes an assignment for the benefit of its creditors, (4) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (5) is adjudicated as insolvent or to be liquidated or (6) takes corporate action for the purpose of any of the foregoing; provided, that if any event described in this paragraph (h) that constitutes an Event of Default with respect to any Material Subsidiary shall occur with respect to Restricted Subsidiaries constituting Aggregate Material Subsidiaries, it shall also constitute an Event of Default under this paragraph (h); or

(i) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company or any Material Subsidiary, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any Material Subsidiary, or any such petition shall be filed against the Company or any Material Subsidiary and such petition shall not be dismissed or stayed within 60 days or is not dismissed within 60 days after the expiration of such stay; provided, that if any event described in this paragraph (i) that constitutes an Event of Default with respect to any Material Subsidiary shall occur with respect to Restricted Subsidiaries constituting Aggregate Material Subsidiaries, it shall also constitute an Event of Default under this paragraph (i); or

(j) a final judgment or judgments at any one time outstanding for the payment of money aggregating in excess of $20,000,000 are rendered against one or more of the Company or its Restricted Subsidiaries and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

(k) if (1) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards is sought or granted under Section 412 of the Code, (2) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under Section 4042 of ERISA to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (3) the aggregate “amount of unfunded benefit liabilities” (within the meaning of Section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $20,000,000 (4) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (5) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan or (6) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (1) through (6) above, either individually or together with any other such event or events, would reasonably be expected to have a Material Adverse Effect.

As used in Section 11(k), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in Section 3 of ERISA.

SECTION 12. REMEDIES ON DEFAULT, ETC.

Section 12.1 Acceleration.

(a) If an Event of Default with respect to the Company described in paragraph (h) or (i) of Section 11 (other than an Event of Default described in clause (1) of paragraph (h) or described in clause (6) of paragraph (h) by virtue of the fact that such clause encompasses clause (1) of paragraph (h)) has occurred, all the Notes of every Series then outstanding shall automatically become immediately due and payable.

(b) If any other Event of Default has occurred and is continuing, the Required Holders may at any time at their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

(c) If any Event of Default described in paragraph (a) or (b) of Section 11 has occurred and is continuing with respect to any Notes, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by such holder or holders to be immediately due and payable.

Upon any Note becoming due and payable under this Section 12.1, whether automatically or by declaration, such Note will forthwith mature and the entire unpaid principal amount of such Note, plus (1) all accrued and unpaid interest thereon (including, but not limited to, interest accrued thereon at the Default Rate) and (2) the applicable Make-Whole Amount, if any, determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein (or in any Supplement) specifically provided for), and that the provision for payment of a Make-Whole Amount, if any, by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

Section 12.2 Other Remedies. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted thereby or by law or otherwise.

Section 12.3 Rescission. At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the Required Holders, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and applicable Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and applicable Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) neither the Company nor any other Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17 and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to any Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

Section 12.4 No Waivers or Election of Remedies, Expenses, Etc. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies. No right, power or remedy conferred by this Agreement, any Supplement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys’ fees, expenses and disbursements.

SECTION 13. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

Section 13.1 Registration of Notes. The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

Section 13.2 Transfer and Exchange of Notes. Upon surrender of any Note to the Company at the address and to the attention of the designated officer (all as specified in Section 18(4)), for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), within 10 Business Days thereafter, the Company shall execute and deliver, at the Company’s expense (except as provided below), one or more new Notes (as requested by the holder thereof) of the same Series (and of the same tranche if such Series has separate tranches) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of the Note of such Series and tranche, if applicable, originally issued hereunder or pursuant to any Supplement. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes of any Series or tranche, if applicable, one Note of such Series or tranche, if applicable, may be in a denomination of less than $100,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.3, provided, that such holder may (in reliance upon information provided by the Company, which shall not be unreasonably withheld) make a representation to the effect that the purchase by any holder of any Note will not constitute a non-exempt prohibited transaction under Section 406(a) of ERISA.

Section 13.3 Replacement of Notes. Upon receipt by the Company at the address and to the attention of the designated officer (all as specified in Section 18(4)) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

(a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser, an Additional Purchaser, another holder of a Note with a minimum net worth of at least $75,000,000 or a Qualified Institutional Buyer, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or

(b) in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense shall execute and deliver not more than 10 Business Days following satisfaction of such conditions, in lieu thereof, a new Note of the same Series (and of the same tranche if such Series has separate tranches), dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

SECTION 14. PAYMENTS ON NOTES.

Section 14.1 Place of Payment. Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of Bank of America, N.A. in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

Section 14.2 Home Office Payment. So long as any Purchaser or Additional Purchaser or such Person’s nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose for such Purchaser on Schedule A hereto or, in the case of any Additional Purchaser, Schedule A attached to the applicable Supplement, or by such other method or at such other address as such Purchaser or Additional Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser or Additional Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by any Purchaser or Additional Purchaser or such Person’s nominee, such Person will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by any Purchaser under this Agreement or any Additional Purchaser under a Supplement and that has made the same agreement relating to such Note as such Purchaser or Additional Purchaser has made in this Section 14.2.

SECTION 15. EXPENSES, ETC.

Section 15.1 Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys’ fees of a special counsel for the Purchasers or any Additional Purchasers and, if reasonably required by the Required Holders, local or other counsel) incurred by each Purchaser, each Additional Purchaser and each other holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, any Supplement or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, any Supplement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, any Supplement or the Notes, or by reason of being a holder of any Note and (b) the costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. The Company will pay, and will save each Purchaser, each Additional Purchaser and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those, if any, retained by a Purchaser, an Additional Purchaser or another holder in connection with its purchase of its Notes). Notwithstanding the foregoing, on the Closing Date, the Company will be required only to pay the attorneys’ fees of a single special counsel acting for all of the Purchasers.

Section 15.2 Survival. The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, any Supplement or the Notes and the termination of this Agreement or any Supplement.

SECTION 16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

All representations and warranties contained herein or in any Supplement shall survive the execution and delivery of this Agreement, such Supplement and the Notes, the purchase or transfer by any Purchaser or any Additional Purchaser of any Note or portion thereof or interest therein and the payment of any Note and may be relied upon by any subsequent holder of any Note, regardless of any investigation made at any time by or on behalf of any Purchaser, any Additional Purchaser or any other holder of any Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement or any Supplement shall be deemed representations and warranties of the Company under this Agreement; provided, that the representations and warranties contained in any Supplement shall be made for the benefit of all holders of Notes so long as any Additional Notes issued pursuant to such Supplement remain outstanding. Subject to the preceding sentence, this Agreement (including every Supplement) and the Notes embody the entire agreement and understanding between the Purchasers, the Additional Purchasers and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

SECTION 17. AMENDMENT AND WAIVER.

Section 17.1 Requirements.

(a) This Agreement, any Supplement and the Notes may be amended, and the observance of any term hereof, of any Supplement or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (1) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6, or 21 or the corresponding provision of any Supplement, or any defined term (as it is used in any such Section or such corresponding provision of any Supplement), will be effective as to any holder of Notes unless consented to by such holder of Notes in writing and (2) no such amendment or waiver may, without the written consent of all of the holders of Notes at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest (if such change results in a decrease in the interest rate) or of the applicable Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver or (iii) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.

(b) Supplements. Notwithstanding anything to the contrary contained herein, the Company may enter into any Supplement providing for the issuance of one or more Series of Additional Notes consistent with Section 2.2 hereof without obtaining the consent of any holder of any other Series of Notes.

Section 17.2 Solicitation of Holders of Notes.

(a) Solicitation. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof, of any Supplement, of any Subsidiary Guaranty or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

(b) Payment. The Company will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof, of any Supplement, of any Subsidiary Guaranty or of any Note unless such remuneration is concurrently paid, or security is concurrently granted or other credit support is concurrently provided, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

(c) Consent in Contemplation of Transfer. Any consent made pursuant to this Section 17 by a holder of Notes that has transferred or has agreed to transfer its Notes to the Company or any Affiliate and has provided or has agreed to provide such written consent as a condition to such transfer shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder.

Section 17.3 Binding Effect, Etc. Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder, under any Subsidiary Guaranty or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term “this Agreement” and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

Section 17.4 Notes Held by Company, Etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement, any Subsidiary Guaranty or the Notes, or have directed the taking of any action provided herein, in any Subsidiary Guaranty or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

SECTION 18. NOTICES.

All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid) or (b) by a recognized overnight delivery service (charges prepaid). Any such notice must be sent:

(1) if to any Purchaser or its nominee, to such Purchaser or its nominee at the address specified for such communications in Schedule A to this Agreement, or at such other address as such Purchaser or nominee shall have specified to the Company in writing pursuant to this Section 18;

(2) if to any Additional Purchaser or its nominee, to such Additional Purchaser or its nominee at the address specified for such communications in Schedule A to the applicable Supplement, or at such other address as such Additional Purchaser or its nominee shall have specified to the Company in writing;

(3) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing pursuant to this Section 18; or

(4) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of General Counsel or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

SECTION 19. REPRODUCTION OF DOCUMENTS.

This Agreement and all documents relating hereto, including, without limitation, (a) all Supplements, (b) consents, waivers and modifications that may hereafter be executed, (c) documents received by any Purchaser on the Closing Date or by any Additional Purchaser on the date of purchase of its Additional Notes (except the Notes themselves) and (d) financial statements, certificates and other information previously or hereafter furnished to any holder of Notes, may be reproduced by such holder by any photographic, photostatic, electronic, digital, or other similar process and such holder may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such holder in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

SECTION 20. CONFIDENTIAL INFORMATION.

For the purposes of this Section 20, “Confidential Information” shall mean information delivered to any Purchaser or any Additional Purchaser by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser or such Additional Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or such Additional Purchaser or any Person acting on such Purchaser’s or such Additional Purchaser’s behalf, (c) otherwise becomes known to such Purchaser or such

Additional Purchaser other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to such Purchaser or such Additional Purchaser under Section 7.1 that are otherwise publicly available. Each Purchaser and each Additional Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser or such Additional Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser or such Additional Purchaser, provided that such Purchaser or such Additional Purchaser may deliver or disclose Confidential Information to (1) such Purchaser’s or such Additional Purchaser’s directors, trustees, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by such Purchaser’s or such Additional Purchaser’s Notes), (2) such Purchaser’s or such Additional Purchaser’s financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (3) any other holder of any Note, (4) any Institutional Investor to which such Purchaser or such Additional Purchaser sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (5) any federal or state regulatory authority having jurisdiction over such Purchaser or such Additional Purchaser, (6) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s or such Additional Purchaser’s investment portfolio or (7) any other Person to which such delivery or disclosure may be necessary or appropriate (i) to effect compliance with any law, rule, regulation or order applicable to such Purchaser or such Additional Purchaser, (ii) in response to any subpoena or other legal process (provided that, subject to clause (iv) below, if not prohibited by applicable law, such Purchaser or Additional Purchaser shall use commercially reasonable efforts to give notice to the Company thereof reasonably, in light of the circumstances, prior to such disclosure), (iii) in connection with any litigation to which such Purchaser or such Additional Purchaser is a party (provided that, subject to clause (iv) below, if not prohibited by applicable law, such Purchaser or Additional Purchaser shall use commercially reasonable efforts to give notice to the Company thereof reasonably, in light of the circumstances, prior to such disclosure) or (iv) if an Event of Default has occurred and is continuing, to the extent such Purchaser or such Additional Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s or such Additional Purchaser’s Notes, any Subsidiary Guaranty and this Agreement (including any Supplement). Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or any Supplement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20.

SECTION 21. SUBSTITUTION OF PURCHASER.

Each Purchaser and each Additional Purchaser shall have the right to substitute any one of its Affiliates as the purchaser of the Notes that it has agreed to purchase hereunder or under a

Supplement, by written notice to the Company, which notice shall be signed by both such Purchaser or such Additional Purchaser and such Affiliate, shall contain such Affiliate’s agreement to be bound by this Agreement or such Supplement, as the case may be, and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, any reference to such Purchaser or such Additional Purchaser in this Agreement (other than in this Section 21) or such Supplement, shall be deemed to refer to such Affiliate in lieu of such original Purchaser or such original Additional Purchaser. In the event that such Affiliate is so substituted as a Purchaser or an Additional Purchaser hereunder or under a Supplement and such Affiliate thereafter transfers to such original Purchaser or such original Additional Purchaser all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, any reference to such Affiliate as a “Purchaser” or an “Additional Purchaser” in this Agreement (other than in this Section 21) or such Supplement, shall no longer be deemed to refer to such Affiliate, but shall refer to such original Purchaser or such original Additional Purchaser, and such original Purchaser or such original Additional Purchaser shall again have all the rights of an original holder of the Notes under this Agreement or such Supplement, as the case may be.

SECTION 22. MISCELLANEOUS.

Section 22.1 Successors and Assigns. All covenants and other agreements contained in this Agreement (including all covenants and other agreements contained in any Supplement) by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

Section 22.2 Payments Due on Non-Business Days. Anything in this Agreement, any Supplement or the Notes to the contrary notwithstanding (but without limiting the requirement in Section 8.4 that the notice of any optional prepayment specify a Business Day as the date fixed for such prepayment), any payment of principal of or Make-Whole Amount, if any, or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the maturity date of any Note is a date other than a Business Day, the payment otherwise due on such maturity date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

Section 22.3 Accounting Terms.

(a) All accounting terms used herein or in any Supplement which are not expressly defined in this Agreement or in such Supplement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein or in any Supplement, (1) all computations made pursuant to this Agreement or in such Supplement shall be made in accordance with GAAP and (2) all financial statements shall be prepared in accordance with GAAP.

(b) If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth herein or in any Supplement, and either the Company or the Required Holders shall so request, holders of Notes and the Company shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Holders); provided that, until so amended, (1) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (2) the Company shall provide to the holders of Notes financial statements and other documents required under this Agreement or any Supplement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

(c) Any financial ratios required to be maintained by the Company pursuant to this Agreement or any Supplement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

Section 22.4 Severability. Any provision of this Agreement or any Supplement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or of such Supplement, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

Section 22.5 Construction. Each covenant contained herein or in any Supplement shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein or therein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein or in any Supplement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

For the avoidance of doubt, all Schedules and Exhibits attached to this Agreement or any Supplement shall be deemed to be a part hereof or of such Supplement.

Section 22.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

Section 22.7 Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Section 22.8 Jurisdiction and Process; Waiver of Jury Trial.

(a) The Company irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement, any Supplement or the Notes. To the fullest extent permitted by applicable law, the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b) The Company consents to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 22.8(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 18(4) or at such other address of which such holder shall then have been notified pursuant to said Section. The Company agrees that such service upon receipt (1) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (2) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(c) Nothing in this Section 22.8 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(d) THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, ANY SUPPLEMENT, THE NOTES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

*    *    *    *    *

The execution hereof by the Purchasers shall constitute a contract among the Company and the Purchasers for the uses and purposes hereinabove set forth.

Very truly yours,

PERKINELMER, INC.

By	/s/ Steven J. Delahunt
Name:	Steven J. Delahunt
Title:	Vice President and Treasurer

Accepted as of the date first written above.

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Richard A. Strait
Name:	Richard A. Strait
Title:	Its Authorized Representative

Signature Page to Note Purchase Agreement

Accepted as of the date first written above.

NEW YORK LIFE INSURANCE COMPANY

By	/s/ Trinh Nguyen
Name:	Trinh Nguyen
Title:	Corporate Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

	By:	New York Life Investment Management LLC, its Investment Manager

By	/s/ Trinh Nguyen
Name:	Trinh Nguyen
Title:	Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 3)

	By:	New York Life Investment Management LLC, its Investment Manager

By	/s/ Trinh Nguyen
Name:	Trinh Nguyen
Title:	Director

Signature Page to Note Purchase Agreement

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30C)

	By:	New York Life Investment Management LLC, its Investment Manager

By	/s/ Trinh Nguyen
Name:	Trinh Nguyen
Title:	Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 3-2)

	By:	New York Life Investment Management LLC, its Investment Manager

By	/s/ Trinh Nguyen
Name:	Trinh Nguyen
Title:	Director

Signature Page to Note Purchase Agreement

Accepted as of the date first written above.

AVIVA LIFE AND ANNUITY COMPANY AMERICAN INVESTORS LIFE INSURANCE COMPANY

	By:	Aviva Capital Management, Inc., its authorized attorney in-fact

By:	/s/ Roger D. Fors
Name:	Roger D. Fors
Title:	VP-Private Placements

Signature Page to Note Purchase Agreement

Accepted as of the date first written above.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

	By:	Delaware Investment Advisers, a Series of Delaware Management Business Trust, Attorney-in-Fact

By:	/s/ Edward J. Brennan
Name:	Edward J. Brennan
Title:	Vice President

Signature Page to Note Purchase Agreement

Accepted as of the date first written above.

HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY

	By:	Hartford Investment Management Company, Its Agent and Attorney-in-Fact

By	/s/ Matthew J. Poznar
Name:	Matthew J. Poznar
Title:	Senior Vice President

PHYSICIANS LIFE INSURANCE COMPANY

	By:	Hartford Investment Management Company, Its Investment Manager

By	/s/ Matthew J. Poznar
Name:	Matthew J. Poznar
Title:	Senior Vice President

Signature Page to Note Purchase Agreement

Accepted as of the date first written above.

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

	By:	Allianz of America, Inc.

By:	/s/ Gary Brown
Name:	Gary Brown
Title:	Assistant Treasurer

Signature Page to Note Purchase Agreement

Accepted as of the date first written above.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

	By:	Babson Capital Management LLC As Investment Adviser

By	/s/ Elisabeth A. Perenick
Name:	Elisabeth A. Perenick
Title:	Managing Director

C.M. LIFE INSURANCE COMPANY

	By:	Babson Capital Management LLC As Investment Sub-Adviser

By	/s/ Elisabeth A. Perenick
Name:	Elisabeth A. Perenick
Title:	Managing Director

HAKONE FUND II LLC

	By:	Babson Capital Management, LLC As Investment Manager

By	/s/ Elisabeth A. Perenick
Name:	Elisabeth A. Perenick
Title:	Managing Director

Signature Page to Note Purchase Agreement

Accepted as of the date first written above.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

By:	/s/ Eve Hampton
Name:	Eve Hampton
Title:	Vice President Investments

By:	/s/ Tad Anderson
Name:	Tad Anderson
Title:	Assistant Vice President Investments

Signature Page to Note Purchase Agreement

Accepted as of the date first written above.

KNIGHTS OF COLUMBUS

By:	/s/ Donald R. Kehoe
Name:	Donald R. Kehoe
Title:	Supreme Secretary

Signature Page to Note Purchase Agreement

Accepted as of the date first written above.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

By:	/s/ Jed R. Martin
Name:	Jed R. Martin
Title:	Vice President Private Placements

OHIO NATIONAL LIFE ASSURANCE CORPORATION

By:	/s/ Jed R. Martin
Name:	Jed R. Martin
Title:	Vice President Private Placements

Signature Page to Note Purchase Agreement

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY 720 East Wisconsin Avenue Milwaukee, WI 53202 Attention: Securities Department Facsimile: (414) 665-7124	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED $32,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of federal or other immediately available funds (identifying each payment as “PerkinElmer, Inc. 6.00% Series 2008-A Senior Notes due May 30, 2015, PPN 714046 A@8, principal, premium or interest”) to:

US Bank

777 East Wisconsin Avenue

Milwaukee, WI 53202

ABA #075000022

For the account of:

NM Private Placement

Account No. 182380324521

Notices

All notices of payments and written confirmations of such wire transfers to be addressed and delivered to:

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue

Milwaukee, WI 53202

Attention: Investment Operations

Facsimile: (414) 625-6998

All other communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Tax Identification No.: 39-0509570

SCHEDULE A

(to Note Purchase Agreement)

NAME AND ADDRESS OF PURCHASER NEW YORK LIFE INSURANCE COMPANY c/o New York Life Investment Management LLC 51 Madison Avenue New York, New York 10010	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED $13,500,000

Attention:	Fixed Income Investors Group Private Finance 2nd Floor Fax #: (212) 447-4122

Payments

All payments on or in respect of the Notes to be by bank wire transfer of federal or other immediately available funds (identifying each payment as “PerkinElmer, Inc. 6.00% Series 2008-A Senior Notes due May 30, 2015, PPN 714046 A@8, principal, premium or interest”) to:

JPMorgan Chase Bank

New York, New York 10019

ABA No. 021-000-021

Credit: New York Life Insurance Company

General Account No. 008-9-00687

Notices

All notices of payments, written confirmations of such wire transfers and any audit confirmation to:

New York Life Insurance Company

c/o New York Life Investment Management LLC

51 Madison Avenue

New York, New York 10010-1603

Attention:	Financial Management Securities Operations 2nd Floor Fax #: (212) 447-4160

with a copy sent electronically to:

FIIGLibrary@nylim.com

All other communications to be addressed as first provided above, with a copy sent electronically to:

FIIGLibrary@nylim.com

With a copy of any notices regarding defaults or Events of Default under the operative documents to:

Office of General Counsel

Investment Section, Room 1016

Fax #: (212) 576-8340

Name of Nominee in which Notes are to be issued: None

Tax Identification No.: 13-5582869

NAME AND ADDRESS OF PURCHASER

NEW YORK LIFE INSURANCE AND ANNUITY
CORPORATION

c/o New York Life Investment Management LLC

51 Madison Avenue

New York, New York 10010

Attention:   Fixed Income Investors Group

Private Finance

2nd Floor

Fax #: (212) 447-4122

PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED $8,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of federal or other immediately available funds (identifying each payment as “PerkinElmer, Inc. 6.00% Series 2008-A Senior Notes due May 30, 2015, PPN 714046 A@8, principal, premium or interest”) to:

JPMorgan Chase Bank

New York, New York

ABA No. 021-000-021

Credit: New York Life Insurance and Annuity Corporation

General Account No. 323-8-47382

Notices

All notices of payments, written confirmations of such wire transfers and any audit confirmation to:

New York Life Insurance and Annuity Corporation

c/o New York Life Investment Management LLC

51 Madison Avenue

New York, New York 10010-1603

Attention:	Financial Management Securities Operations 2nd Floor Fax #: (212) 447-4160

with a copy sent electronically to:

FIIGLibrary@nylim.com

All other communications to be addressed as first provided above, with a copy sent electronically to:

FIIGLibrary@nylim.com

With a copy of any notices regarding defaults or Events of Default under the operative documents to:

Office of General Counsel

Investment Section, Room 1016

Fax #: (212) 576-8340

Name of Nominee in which Notes are to be issued: None

Tax Identification No.: 13-3044743

NAME AND ADDRESS OF PURCHASER

NEW YORK LIFE INSURANCE AND ANNUITY
CORPORATION INSTITUTIONALLY OWNED
LIFE INSURANCE SEPARATE ACCOUNT

c/o New York Life Investment Management LLC

51 Madison Avenue

New York, New York 10010

Attention:   Fixed Income Investment Group

Private Finance

2nd Floor

Fax #: (212) 447-4122

PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED $500,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of federal or other immediately available funds (identifying each payment as “PerkinElmer, Inc. 6.00% Series 2008-A Senior Notes due May 30, 2015, PPN 714046 A@8, principal, premium or interest”) to:

JPMorgan Chase Bank

New York, New York

ABA No. 021-000-021

Credit: NYLIAC SEPARATE BOLI 3-2

General Account No. 323-9-56793

Notices

All notices of payments, written confirmations of such wire transfers and any audit confirmation to:

New York Life Insurance and Annuity Corporation

Institutionally Owned Life Insurance Separate Account

c/o New York Life Investment Management LLC

51 Madison Avenue

New York, New York 10010-1603

Attention:	Financial Management Securities Operations 2nd Floor Fax #: (212) 447-4160

with a copy sent electronically to:

FIIGLibrary@nylim.com

All other communications to be addressed as first provided above, with a copy sent electronically to:

FIIGLibrary@nylim.com

With a copy of any notices regarding defaults or Events of Default under the operative documents to:

Office of General Counsel

Investment Section, Room 1016

Fax #: (212) 576-8340

Name of Nominee in which Notes are to be issued: None

Tax Identification No.: 13-3044743

NAME AND ADDRESS OF PURCHASER

NEW YORK LIFE INSURANCE AND ANNUITY

    CORPORATION INSTITUTIONALLY OWNED

    LIFE INSURANCE SEPARATE ACCOUNT

c/o New York Life Investment Management LLC

51 Madison Avenue

New York, New York 10010

PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED $500,000

Attention:	Fixed Income Investors Group Private Finance 2nd Floor Fax #: (212) 447-4122

Payments

All payments on or in respect of the Notes to be by bank wire transfer of federal or other immediately available funds (identifying each payment as “PerkinElmer, Inc. 6.00% Series 2008-A Senior Notes due May 30, 2015, PPN 714046 A@8, principal, premium or interest”) to:

JPMorgan Chase Bank

New York, New York

ABA No. 021-000-021

Credit: NYLIAC SEPARATE BOLI 3 BROAD FIXED

General Account No. 323-8-39002

Notices

All notices of payments, written confirmations of such wire transfers and any audit confirmation to:

New York Life Insurance and Annuity Corporation

Institutionally Owned Life Insurance Separate Account

c/o New York Life Investment Management LLC

51 Madison Avenue

New York, New York 10010-1603

Attention:	Financial Management Securities Operations 2nd Floor Fax #: (212) 447-4160

with a copy sent electronically to:

FIIGLibrary@nylim.com

All other communications to be addressed as first provided above, with a copy sent electronically to:

FIIGLibrary@nylim.com

With a copy of any notices regarding defaults or Events of Default under the operative documents to:

Office of General Counsel

Investment Section, Room 1016

Fax #: (212) 576-8340

Name of Nominee in which Notes are to be issued: None

Tax Identification No.: 13-3044743

NAME AND ADDRESS OF PURCHASER

NEW YORK LIFE INSURANCE AND ANNUITY

    CORPORATION INSTITUTIONALLY OWNED

    LIFE INSURANCE SEPARATE ACCOUNT

c/o New York Life Investment Management LLC

51 Madison Avenue

New York, New York 10010

Attention:   Fixed Income Investors Group

Private Finance

2nd Floor

Fax #: (212) 447-4122

PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED $500,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of federal or other immediately available funds (identifying each payment as “PerkinElmer, Inc. 6.00% Series 2008-A Senior Notes due May 30, 2015, PPN 714046 A@8, principal, premium or interest”) to:

JPMorgan Chase Manhattan Bank

New York, New York

ABA No. 021-000-021

Credit: NYLIAC SEPARATE BOLI 30C

General Account No. 304-6-23970

Notices

All notices of payments, written confirmations of such wire transfers and any audit confirmation to:

New York Life Insurance and Annuity Corporation

Institutionally Owned Life Insurance Separate Account

c/o New York Life Investment Management LLC

51 Madison Avenue

New York, New York 10010-1603

Attention:	Financial Management Securities Operations 2nd Floor, Room 201 Fax #: (212) 447-4160

with a copy sent electronically to:

FIIGLibrary@nylim.com

All other communications to be addressed as first provided above, with a copy sent electronically to:

FIIGLibrary@nylim.com

With a copy of any notices regarding defaults or Events of Default under the operative documents to:

Office of General Counsel

Investment Section, Room 1016

Fax #: (212) 576-8340

Name of Nominee in which Notes are to be issued: None

Tax Identification No.: 13-3044743

NAME AND ADDRESS OF PURCHASER AVIVA LIFE AND ANNUITY COMPANY c/o Aviva Capital Management, Inc. 699 Walnut Street, Suite 1800 Des Moines, IA 50309 Tel: (515) 283-3424 Fax: (515) 283-3439	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED $10,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of federal or other immediately available funds to:

The Bank of New York

New York, NY

ABA #021000018

Credit A/C# GLA111566

A/C Name: Institutional Custody Insurance Division

Custody Account Name: Aviva Life and Annuity Company

Custody Account Number: 010040

Reference:	PerkinElmer, Inc., 6.00% Series 2008-A Senior Notes, due May 30, 2015 PPN #714046 A@8, Due Date and Application (as among principal, make- whole and interest) of the payment being made

Notices

All notices related to payments to:

PREFERRED REMITTANCE: cash@avivausa.com

Aviva Life and Annuity Company

c/o Aviva Capital Management, Inc.

699 Walnut Street, Suite 1700

Des Moines, IA 50309

All other communications to be addressed as first provided above, with the preferred remittance to:

privateplacements@avivausa.com

Name of Nominee in which Notes are to be issued: Hare & Co.

Tax Identification No.:	42-0175020 (Aviva Life and Annuity Company)
13-6062916 (Hare & Co.)

NAME AND ADDRESS OF PURCHASER AMERICAN INVESTORS LIFE INSURANCE COMPANY c/o Aviva Capital Management, Inc. 699 Walnut Street, Suite 1800 Des Moines, IA 50309 Tel: (515) 283-3424 Fax: (515) 283-3439	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED $10,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of federal or other immediately available funds to:

The Bank of New York

New York, NY

ABA #021000018

Credit A/C# GLA111566

A/C Name: Institutional Custody Insurance Division

Custody Account Name: American Investors Life Insurance Company

Custody Account Number: 010048

Reference:	PerkinElmer, Inc., 6.00% Series 2008-A Senior Notes, due May 30, 2015 PPN #714046 A@8, Due Date and Application (as among principal, make- whole and interest) of the payment being made

Notices

All notices related to payments to:

PREFERRED REMITTANCE: cash@avivausa.com

American Investors Life Insurance Company

c/o Aviva Capital Management, Inc.

699 Walnut Street, Suite 1700

Des Moines, IA 50309

All other communications to be addressed as first provided above, with the preferred remittance to:

privateplacements@avivausa.com

Name of Nominee in which Notes are to be issued: Hare & Co.

Tax Identification No.:	48-0696320 (American Investors Life Insurance Company)
13-6062916 (Hare & Co.)

NAME AND ADDRESS OF PURCHASER

THE LINCOLN NATIONAL LIFE INSURANCE
    COMPANY

c/o Delaware Investment Advisers

2005 Market Street, Mail Stop 41-104

Philadelphia, PA 19103

Attn: Fixed Income Private Placements

Private Placement Fax: 215-255-1654

PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED $8,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of federal or other immediately available funds (identifying each payment as “PerkinElmer, Inc. 6.00% Series 2008-A Senior Notes due May 30, 2015, PPN 714046 A@8, principal, premium or interest”) to:

The Bank of New York Mellon

One Wall Street, New York, NY 10286

ABA #: 021000018

BNF Account #: IOC566

Attention: Private Placement P & I Dept

Further Credit: The Lincoln National Life Insurance Company

FFC Account #: 215733

REF: PPN/CUSIP # / SECURITY DESC / PAYT REASON

Notices

All notices of payments to be addressed and delivered to:

Lincoln Financial Group

1300 South Clinton Street, 2H-17

Fort Wayne, IN 46802

Attn: K. Estep – Investment Accounting

Investment Accounting Fax: 260-455-2622

With a copy to:

The Bank of New York Mellon

P. O. Box 19266

Newark, New Jersey 07195

Attn: Private Placement P & I Dept

Reference: Acct Name/PPN/Cusip#

And

Delaware Investment Advisers

2005 Market Street, Mail Stop 41-104

Philadelphia, PA 19103

Attn: Fixed Income Private Placements

Private Placement Fax: 215-255-1654

All other communications to be addressed as first provided above.

With a copy to:

Delaware Investment Advisers

2005 Market Street, Mail Stop 41-104

Philadelphia, PA 19103

Attn: Fixed Income Private Placements

Private Placement Fax: 215-255-1654

Name of Nominee in which Notes are to be issued: None

Tax Identification No.: 35-0472300

NAME AND ADDRESS OF PURCHASER

THE LINCOLN NATIONAL LIFE INSURANCE

    COMPANY

c/o Delaware Investment Advisers

2005 Market Street, Mail Stop 41-104

Philadelphia, PA 19103

Attn: Fixed Income Private Placements

Private Placement Fax: 215-255-1654

PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED $5,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of federal or other immediately available funds (identifying each payment as “PerkinElmer, Inc. 6.00% Series 2008-A Senior Notes due May 30, 2015, PPN 714046 A@8, principal, premium or interest”) to:

The Bank of New York Mellon

One Wall Street, New York, NY 10286

ABA #: 021000018

BNF Account #: IOC566

Attention: Private Placement P & I Dept

Further Credit: The Lincoln National Life Insurance Company

FFC Account #: 215715

REF: PPN/CUSIP # / SECURITY DESC / PAYT REASON

Notices

All notices of payments to be addressed and delivered to:

Lincoln Financial Group

1300 South Clinton Street, 2H-17

Fort Wayne, IN 46802

Attn: K. Estep – Investment Accounting

Investment Accounting Fax: 260-455-2622

With a copy to:

The Bank of New York Mellon

P. O. Box 19266

Newark, New Jersey 07195

Attn: Private Placement P & I Dept

Reference: Acct Name/PPN/Cusip#

And

Delaware Investment Advisers

2005 Market Street, Mail Stop 41-104

Philadelphia, PA 19103

Attn: Fixed Income Private Placements

Private Placement Fax: 215-255-1654

All other communications to be addressed as first provided above.

With a copy to:

Delaware Investment Advisers

2005 Market Street, Mail Stop 41-104

Philadelphia, PA 19103

Attn: Fixed Income Private Placements

Private Placement Fax: 215-255-1654

Name of Nominee in which Notes are to be issued: None

Tax Identification No.: 35-0472300

NAME AND ADDRESS OF PURCHASER

THE LINCOLN NATIONAL LIFE INSURANCE

    COMPANY

c/o Delaware Investment Advisers

2005 Market Street, Mail Stop 41-104

Philadelphia, PA 19103

Attn: Fixed Income Private Placements

Private Placement Fax: 215-255-1654

PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED $4,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of federal or other immediately available funds (identifying each payment as “PerkinElmer, Inc. 6.00% Series 2008-A Senior Notes due May 30, 2015, PPN 714046 A@8, principal, premium or interest”) to:

The Bank of New York Mellon

One Wall Street, New York, NY 10286

ABA #: 021000018

BNF Account #: IOC566

Attention: Private Placement P & I Dept

Further Credit: The Lincoln National Life Insurance Company

FFC Account #: 215736

REF: PPN/CUSIP # / SECURITY DESC / PAYT REASON

Notices

All notices of payments to be addressed and delivered to:

Lincoln Financial Group

1300 South Clinton Street, 2H-17

Fort Wayne, IN 46802

Attn: K. Estep – Investment Accounting

Investment Accounting Fax: 260-455-2622

With a copy to:

The Bank of New York Mellon

P. O. Box 19266

Newark, New Jersey 07195

Attn: Private Placement P & I Dept

Reference: Acct Name/PPN/Cusip#

And

Delaware Investment Advisers

2005 Market Street, Mail Stop 41-104

Philadelphia, PA 19103

Attn: Fixed Income Private Placements

Private Placement Fax: 215-255-1654

All other communications to be addressed as first provided above.

With a copy to:

Delaware Investment Advisers

2005 Market Street, Mail Stop 41-104

Philadelphia, PA 19103

Attn: Fixed Income Private Placements

Private Placement Fax: 215-255-1654

Name of Nominee in which Notes are to be issued: None

Tax Identification No.: 35-0472300

NAME AND ADDRESS OF PURCHASER

THE LINCOLN NATIONAL LIFE INSURANCE

    COMPANY

c/o Delaware Investment Advisers

2005 Market Street, Mail Stop 41-104

Philadelphia, PA 19103

Attn: Fixed Income Private Placements

Private Placement Fax: 215-255-1654

PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED $3,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of federal or other immediately available funds (identifying each payment as “PerkinElmer, Inc. 6.00% Series 2008-A Senior Notes due May 30, 2015, PPN 714046 A@8, principal, premium or interest”) to:

The Bank of New York Mellon

One Wall Street, New York, NY 10286

ABA #: 021000018

BNF Account #: IOC566

Attention: Private Placement P & I Dept

Further Credit: The Lincoln National Life Insurance Company

FFC Account #: 215714

REF: PPN/CUSIP # / SECURITY DESC / PAYT REASON

Notices

All notices of payments to be addressed and delivered to:

Lincoln Financial Group

1300 South Clinton Street, 2H-17

Fort Wayne, IN 46802

Attn: K. Estep – Investment Accounting

Investment Accounting Fax: 260-455-2622

With a copy to:

The Bank of New York Mellon

P. O. Box 19266

Newark, New Jersey 07195

Attn: Private Placement P & I Dept

Reference: Acct Name/PPN/Cusip#

And

Delaware Investment Advisers

2005 Market Street, Mail Stop 41-104

Philadelphia, PA 19103

Attn: Fixed Income Private Placements

Private Placement Fax: 215-255-1654

All other communications to be addressed as first provided above.

With a copy to:

Delaware Investment Advisers

2005 Market Street, Mail Stop 41-104

Philadelphia, PA 19103

Attn: Fixed Income Private Placements

Private Placement Fax: 215-255-1654

Name of Nominee in which Notes are to be issued: None

Tax Identification No.: 35-0472300

NAME AND ADDRESS OF PURCHASER

PHYSICIANS LIFE INSURANCE COMPANY

c/o Hartford Investment Management Company

Investment Department-Private Placements

Regular Mailing Address:

P.O. Box 1744

Hartford, CT 06144-1744

Overnight Mailing Address:

55 Farmington Avenue

Hartford, Connecticut 06105

Fax: (860) 297-8884

PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED $1,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of federal or other immediately available funds (identifying each payment as “PerkinElmer, Inc. 6.00% Series 2008-A Senior Notes due May 30, 2015, PPN 714046 A@8, principal, premium or interest”) to):

The Northern Trust Company

ABA # 071 000 152

Account #5186041000

F/C/T Physicians Life Insurance Company – (26-27103-QPL)

Attn: INC/DIV

PPN: 714046 A@8 Prin: $1,000,000 Int: 6.00%

Ref: PerkinElmer Inc., 6.00% Senior Notes Due 2015

Notices

All notices of payments and written confirmation of such wire transfers to:

Physicians Life Insurance Company

Attention: Steven Scanlon

Address: 2600 Dodge Street

                Omaha, NE 68131

Facsimile: (402) 633-1096

All other communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: ELL & Co.

Tax Identification No.: 47-0529583

NAME AND ADDRESS OF PURCHASER

HARTFORD LIFE AND ACCIDENT INSURANCE

    COMPANY

c/o Hartford Investment Management Company

Investment Department-Private Placements

Regular Mailing Address:

P.O. Box 1744

Hartford, CT 06144-1744

Overnight Mailing Address:

55 Farmington Avenue

Hartford, Connecticut 06105

Fax: (860) 297-8884

PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED $15,000,000 Denominations $5,000,000 $5,000,000 $5,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of federal or other immediately available funds (identifying each payment as “PerkinElmer, Inc. 6.00% Series 2008-A Senior Notes due May 30, 2015, PPN 714046 A@8, principal, premium or interest”) to:

JP Morgan Chase

4 New York Plaza

New York, New York 10004

Bank ABA No. 021000021

Chase NYC/Cust

A/C #900-9-000200 for F/C/T G06956-EBD

Attn: Bond Interest/Principal – PerkinElmer Inc.

6.00% Senior Notes Due 2015

PPN #714046 A@8 Prin: $15,000,000 Int: 6.00%

Notices

All notices of payments and written confirmation of such wire transfers to:

Hartford Investment Management Company

c/o Portfolio Support

Regular Mailing Address:

P.O. Box 1744

Hartford, CT 06144-1744

Overnight Mailing Address:

55 Farmington Avenue

Hartford, Connecticut 06105

Fax: (860) 297-8875/8876

All other communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Tax Identification No.: 06-0838648

NAME AND ADDRESS OF PURCHASER

ALLIANZ LIFE INSURANCE COMPANY OF

    NORTH AMERICA

c/o Allianz of America, Inc.

Attn: Private Placements

55 Greens Farms Road

P.O. Box 5160

Westport, Connecticut 06881-5160

Phone: 203-221-8580

Fax: 203-221-8539

E-mail: blandry@azoa.com

PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED $12,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of federal or other immediately available funds to:

MAC & CO.

Mellon Bank, N.A.

ABA # 011001234

Mellon Bank Account No. AZAF6700012

DDA 125261

Cost Center 1253

Re:	PerkinElmer, Inc., $150,000,000 Series 2008-A Senior Notes, due May 30, 2015, PPN #714046 A@8, Due Date and Application (as among principal, make whole and interest) of the payment being made

For Credit to Portfolio Account: AZLife AZAF6700012

Notices

All other communications to be addressed as first provided above, with a copy of notices related to payments to:

Kathy Muhl

Supervisor – Income Group

Mellon Bank, N.A.

Three Mellon Center – Room 3418

Pittsburgh, Pennsylvania 15259

Phone: 412-234-5192

E-mail: muhl.kl@mellon.com

Name of Nominee in which Notes are to be issued: MAC & CO.

Tax Identification No.: 41-1366075

NAME AND ADDRESS OF PURCHASER

MASSACHUSETTS MUTUAL LIFE INSURANCE

    COMPANY

c/o Babson Capital Management LLC

1500 Main Street – Suite 2200

PO Box 15189

Springfield, MA 01115-5189

Attn: Securities Investment Division

PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED $2,950,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of federal or other immediately available funds (identifying each payment as “PerkinElmer, Inc. 6.00% Series 2008-A Senior Notes due May 30, 2015, PPN 714046 A@8, principal, premium or interest”) to:

Citibank, N.A.

New York, NY

ABA No. 021000089

For MassMutual Unified Traditional

Acct. Name: MassMutual BA 0033 TRAD Private ELBX

Account No. 30566056

Re: Description of security, cusip, principal and interest split

With telephone advice of payment to the Securities Custody and Collection

Department of Babson Capital Management LLC at (413) 226-1889 or (413) 226-1803

Notices

All notices on payments to:

Massachusetts Mutual Life Insurance Company

c/o Babson Capital Management LLC

1500 Main Street, Suite 200

PO Box 15189

Springfield, MA 01115-5189

Attention: Securities Custody and Collection Department

All other communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Tax Identification No.: 04-1590850

NAME AND ADDRESS OF PURCHASER

MASSACHUSETTS MUTUAL LIFE

    INSURANCE COMPANY

c/o Babson Capital Management LLC

1500 Main Street – Suite 2200

PO Box 15189

Springfield, MA 01115-5189

Attn: Securities Investment Division

PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED $350,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of federal or other immediately available funds (identifying each payment as “PerkinElmer, Inc. 6.00% Series 2008-A Senior Notes due May 30, 2015, PPN 714046 A@8, principal, premium or interest”) to:

Citibank, N.A.

New York, NY

ABA No. 021000089

For MassMutual DI

Acct. Name: MassMutual BA 0038 DI Private ELBX

Account No. 30566064

Re: Description of security, cusip, principal and interest split

With telephone advice of payment to the Securities Custody and Collection

Department of Babson Capital Management LLC at (413) 226-1889 or (413) 226-1803

Notices

All notices on payments to:

Massachusetts Mutual Life Insurance Company

c/o Babson Capital Management LLC

1500 Main Street, Suite 200

PO Box 15189

Springfield, MA 01115-5189

Attention: Securities Custody and Collection Department

All other communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Tax Identification No.: 04-1590850

NAME AND ADDRESS OF PURCHASER

MASSACHUSETTS MUTUAL LIFE INSURANCE

    COMPANY

c/o Babson Capital Management LLC

1500 Main Street – Suite 2200

PO Box 15189

Springfield, MA 01115-5189

Attn: Securities Investment Division

PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED $950,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of federal or other immediately available funds (identifying each payment as “PerkinElmer, Inc. 6.00% Series 2008-A Senior Notes due May 30, 2015, PPN 714046 A@8, principal, premium or interest”) to:

Citibank, N.A.

New York, NY

ABA No. 021000089

For MassMutual IFM Non-Traditional

Account No. 30510589

Re:  Description of security, cusip, principal and interest split

With telephone advice of payment to the Securities Custody and Collection

Department of Babson Capital Management LLC at (413) 226-1889 or (413) 226-1803

Notices

All notices on payments to:

Massachusetts Mutual Life Insurance Company

c/o Babson Capital Management LLC

1500 Main Street, Suite 200

PO Box 15189

Springfield, MA 01115-5189

Attention: Securities Custody and Collection Department

All other communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Tax Identification No.: 04-1590850

NAME AND ADDRESS OF PURCHASER C.M. LIFE INSURANCE COMPANY c/o Babson Capital Management LLC 1500 Main Street – Suite 2200 PO Box 15189 Springfield, MA 01115-5189 Attn: Securities Investment Division	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED $650,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of federal or other immediately available funds (identifying each payment as “PerkinElmer, Inc. 6.00% Series 2008-A Senior Notes due May 30, 2015, PPN 714046 A@8, principal, premium or interest”) to:

Citibank, N.A.

New York, NY

ABA No. 021000089

For CM Life Segment 43 – Universal Life

Account No. 30510546

Re: Description of security, cusip, principal and interest split

With telephone advice of payment to the Securities Custody and Collection

Department of Babson Capital Management LLC at (413) 226-1819 or (413) 226-1803

Notices

All notices on payments to:

C. M. Life Insurance Company

c/o Babson Capital Management LLC

1500 Main Street, Suite 200

PO Box 15189

Springfield, MA 01115-5189

Attention: Securities Custody and Collection Department

All other communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Tax Identification No.: 06-1041383

NAME AND ADDRESS OF PURCHASER

MASSACHUSETTS MUTUAL LIFE

    INSURANCE COMPANY

c/o Babson Capital Management LLC

1500 Main Street – Suite 2200

PO Box 15189

Springfield, MA 01115-5189

Attn: Securities Investment Division

PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED $2,400,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of federal or other immediately available funds (identifying each payment as “PerkinElmer, Inc. 6.00% Series 2008-A Senior Notes due May 30, 2015, PPN 714046 A@8, principal, premium or interest”) to:

Citibank, N.A.

New York, NY

ABA No. 021000089

For MassMutual Pension Management

Account No. 30510538

Re: Description of security, cusip, principal and interest split

With telephone advice of payment to the Securities Custody and Collection

Department of Babson Capital Management LLC at (413) 226-1803 or (413) 226-1889

Notices

All notices on payments to:

Massachusetts Mutual Life Insurance Company

c/o Babson Capital Management LLC

1500 Main Street, Suite 200

PO Box 15189

Springfield, MA 01115-5189

Attention: Securities Custody and Collection Department

All other communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Tax Identification No.: 04-1590850

NAME AND ADDRESS OF PURCHASER

MASSACHUSETTS MUTUAL LIFE

    INSURANCE COMPANY

c/o Babson Capital Management LLC

1500 Main Street – Suite 2200

PO Box 15189

Springfield, MA 01115-5189

Attn: Securities Investment Division

PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED $2,250,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of federal or other immediately available funds (identifying each payment as “PerkinElmer, Inc. 6.00% Series 2008-A Senior Notes due May 30, 2015, PPN 714046 A@8, principal, premium or interest”) to:

Citibank, N.A.

New York, NY

ABA No. 021000089

For MassMutual Spot Priced Contract

Account No. 30510597

Re: Description of security, cusip, principal and interest split

With telephone advice of payment to the Securities Custody and Collection

Department of Babson Capital Management LLC at (413) 226-1819 or (413) 226-1889

Notices

All notices on payments to:

Massachusetts Mutual Life Insurance Company

c/o Babson Capital Management LLC

1500 Main Street, Suite 200

PO Box 15189

Springfield, MA 01115-5189

Attention: Securities Custody and Collection Department

All other communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Tax Identification No.: 04-1590850

NAME AND ADDRESS OF PURCHASER HAKONE FUND II LLC c/o Babson Capital Management LLC 1500 Main Street – Suite 2200 PO Box 15189 Springfield, MA 01115-5189 Attn: Securities Investment Division	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED $450,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of federal or other immediately available funds (identifying each payment as “PerkinElmer, Inc. 6.00% Series 2008-A Senior Notes due May 30, 2015, PPN 714046 A@8, principal, premium or interest”) to:

Gerlach & Co

c/o Citibank, N.A.

New York NY

ABA Number 021000089

Concentration Account 36112805

FFC: Account # 851549

Account Name: Hakone II

Ref: CUSIP Number, Name of Security

With telephone advice of payment to the Securities Custody and Collection Department of Babson Capital Management LLC at (413) 226-1857 or (413) 226-1803

Notices

All notices on payments to:

Hakone Fund II LLC

c/o Babson Capital Management LLC

1500 Main Street, Suite 200

PO Box 15189

Springfield, MA 01115-5189

Attention: Securities Custody and Collection Department

All other communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: Gerlach & Co.

Tax Identification No.: 43-2108439

NAME AND ADDRESS OF PURCHASER GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY 3rd Floor, Tower 2 8515 East Orchard Road Greenwood Village, CO 80111-5002	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED $7,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of federal or other immediately available funds (identifying each payment as “PerkinElmer, Inc. 6.00% Series 2008-A Senior Notes due May 30, 2015, PPN 714046 A@8, principal, premium or interest”) to:

The Bank of New York

ABA No.: 021-000-018

BNF Account No.: IOC566

Further	Credit To: Great-West Life & Annuity Insurance Co. A/C #640935

Special Instructions:    1) security description (PPN),

2) allocation of payment between principal and

3) confirmation of principal balance.

Notices

All notices and communications, including financial statements, trustee reports, etc. to:

Great-West Life & Annuity Insurance Company

Attention: Investments Division

8515 East Orchard Road, 3T2

Greenwood Village, CO 80111-5002

Telecopier: 303.737.6193

Name of Nominee in which Notes are to be issued: None

Tax Identification No.: 84-0467907

NAME AND ADDRESS OF PURCHASER KNIGHTS OF COLUMBUS One Columbus Plaza New Haven, CT 06510-3326	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED $7,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of federal or other immediately available funds (identifying each payment as “PerkinElmer, Inc. 6.00% Series 2008-A Senior Notes due May 30, 2015, PPN 714046 A@8, principal, premium or interest”) to:

BK OF NY/CUST

ABA # 021 0000 18

KNIGHTS OF COLUMBUS FPA

A/C # 8900 640 731

Notices

All notices of payments and written confirmation of such wire transfers to:

Knights of Columbus

FPA Account # 201047

Attn: Investment Accounting Dept., 14th Floor,

One Columbus Plaza, New Haven, CT 06510-3326

All other communications:

Knights of Columbus

Legal Department, Office of Investment Counsel

Attn: Investment Department

One Columbus Plaza, New Haven, CT 06510-3326 USA

Name of Nominee in which Notes are to be issued: None

Tax Identification No.: 06-0416470

NAME AND ADDRESS OF PURCHASER THE OHIO NATIONAL LIFE INSURANCE COMPANY One Financial Way Cincinnati, OH 45242 Attention: Investment Department Fax: 513-794-4506	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED $2,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of federal or other immediately available funds (identifying each payment as “PerkinElmer, Inc. 6.00% Series 2008-A Senior Notes due May 30, 2015, PPN 714046 A@8, principal, premium or interest”) to:

U.S. Bank N.A. (ABA #042-000013)

5th & Walnut Streets

Cincinnati, OH 45202

For credit to The Ohio National Life Insurance Company’s Account No. 910-275-7

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Tax Identification No.: 31-0397080

NAME AND ADDRESS OF PURCHASER OHIO NATIONAL LIFE ASSURANCE CORPORATION One Financial Way Cincinnati, OH 45242 Attention: Investment Department Fax: 513-794-4506	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED $1,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of federal or other immediately available funds (identifying each payment as “PerkinElmer, Inc. 6.00% Series 2008-A Senior Notes due May 30, 2015, PPN 714046 A@8, principal, premium or interest”) to:

U.S. Bank N.A. (ABA #042-000013)

5th & Walnut Streets

Cincinnati, OH 45202

For credit to Ohio National Life Assurance Corporation’s Account No. 865-215-8

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Tax Identification No.: 31-0962495

DEFINED TERMS

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

“Additional Notes” is defined in Section 2.2(b).

“Additional Purchasers” shall mean purchasers of Additional Notes.

“Affiliate” shall mean, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person and, with respect to the Company, shall include any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or Equity Interests of the Company or any Subsidiary or any corporation of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or Equity Interests. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Company.

“Aggregate Material Subsidiaries” shall mean, as of any date of determination, Immaterial Subsidiaries that, in the aggregate for all such Immaterial Subsidiaries, had (a) total assets, determined in accordance with GAAP, as of the last day of the fiscal quarter most recently ended prior to the date of such determination, exceeding $30,000,000 or (b) gross revenues, determined in accordance with GAAP, for the period of four consecutive fiscal quarters most recently ended prior to the date of such determination, exceeding $30,000,000. For purposes of the calculations to be made pursuant to the preceding sentence, (1) any Immaterial Subsidiary having negative total assets on any date shall be deemed to have total assets of $0 on such date and (2) any Immaterial Subsidiary having negative gross revenues for any relevant period shall be deemed to have gross revenues of $0 for such period.

“Agreement” is defined in the first paragraph of this Agreement.

“Anti-Terrorism Order” shall mean Executive Order No. 13,224 of September 24, 2001, Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism, 66 U.S. Fed. Reg. 49, 079 (2001), as amended.

“Attributable Indebtedness” shall mean, on any date, (a) in respect of any Capitalized Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a capital lease.

SCHEDULE B

(to Note Purchase Agreement)

“Bank Credit Agreement” shall mean the Amended Credit Agreement dated as of August 13, 2007 among the Company, Wallac Oy and certain other Subsidiaries, as Borrowers, the Company, as Guarantor, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and the other lenders party thereto, Citigroup Global Markets Inc. and HSBC Bank USA, National Association, as Co-Syndication Agents, ABN AMRO Bank N.V. and Deutsche Bank Securities Inc., as Co-Documentation Agents, Banc of America Securities LLC and Citigroup Global Markets Inc., as Joint Lead Arrangers and Joint Book Managers, as amended, restated, joined, supplemented or otherwise modified from time to time, and any renewals or extensions thereof or any replacement thereof, from time to time, which constitutes the sole primary bank credit facility of the Company and its Restricted Subsidiaries.

“Business Day” shall mean (a) for purposes of Section 8.8 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in Boston, Massachusetts or New York, New York are required or authorized to be closed.

“Capitalized Leases” shall mean all leases that have been or should be, in accordance with GAAP, recorded as capitalized leases.

“Change in Control” is defined in Section 8.7(h).

“Change in Control Proposed Prepayment Date” is defined in Section 8.7(c).

“Closing Date” is defined in Section 3.

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

“Company” is defined in the first paragraph of this Agreement and includes any Successor Corporation.

“Confidential Information” is defined in Section 20.

“Consolidated EBITDA” shall mean, for any period, with respect to the Company and its Restricted Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus (a) the following without duplication and to the extent deducted in calculating such Consolidated Net Income: (1) total federal, state, foreign or other income or franchise taxes for such period, (2) Consolidated Interest Expense, (3) depreciation and amortization expense, (4) non-cash stock-based compensation expense, (5) any extraordinary, unusual or non-recurring expenses, losses and charges, including (i) any restructuring charges or restructuring reversals, (ii) any loss from Dispositions or the sales of assets outside the ordinary course of business, (iii) acquisition-related costs, including charges for the sale of inventories revalued at the date of acquisition and in-process research and development acquired, and the amortization of acquisition related intangible assets and (iv) amortization or write-off of debt discount and debt issuance costs and commissions, discounts, debt refinancing costs and commissions and other fees and charges associated with Debt, and (6) all other non-cash charges and expenses and minus (b) the following to the extent included in calculating such Consolidated Net Income: (1) interest income, (2) any extraordinary, unusual or non-recurring income or gains (including any gain from Dispositions or the sales of assets outside of the ordinary course of business), (3) income tax credits (to the extent not netted from income tax expense) and (4) all other non-cash income and gains.

“Consolidated Interest Expense” shall mean, with respect to the Company and its Restricted Subsidiaries for any period, the total accrued interest expense whether or not paid in cash (including that attributable to Capitalized Leases) of the Company and such Restricted Subsidiaries for such period with respect to all outstanding Debt of the Company and such Restricted Subsidiaries (but excluding, for the avoidance of doubt, premium in connection with the repurchase, redemption or prepayment of any Debt).

“Consolidated Leverage Ratio” shall mean, as of any date of determination, the ratio of (a) Consolidated Total Debt on such day to (b) Consolidated EBITDA for the period of the four fiscal quarters most recently completed; provided that for purposes of calculating Consolidated EBITDA for any period, and, without duplication to the extent included or excluded in the calculation of Consolidated EBITDA, (1) the Consolidated EBITDA of any Person acquired by the Company or a Restricted Subsidiary during such period shall be included on a pro forma basis for such four fiscal quarter period (assuming the consummation of such acquisition and the incurrence or assumption of any Debt in connection therewith occurred on the first day of such four fiscal quarter period) if (solely in the case of any Person acquired by the Company for an aggregate consideration in excess of $50,000,000) the consolidated balance sheet of such acquired Person and its consolidated Subsidiaries as at the end of the four fiscal quarter period preceding the acquisition of such Person and the related consolidated statements of income and stockholders’ equity and of cash flows for the four fiscal quarter period in respect of which Consolidated EBITDA is to be calculated have been previously provided to the holders of Notes and (2) the Consolidated EBITDA of any Person Disposed of by the Company or a Restricted Subsidiary during such period shall be excluded for such period (assuming the consummation of such Disposition and the repayment of any Debt in connection therewith occurred on the first day of such period).

“Consolidated Net Income” shall mean, with respect to the Company and its Restricted Subsidiaries for any period, the consolidated net income (or loss) of the Company and such Restricted Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP; provided that, in calculating Consolidated Net Income for any period, there shall be excluded (a) the income (or deficit) of any Person accrued prior to the date it becomes a Restricted Subsidiary or is merged into or consolidated with the Company or any of its Restricted Subsidiaries, (b) the income (or deficit) of any Person (other than a Restricted Subsidiary) in which the Company or any of its Restricted Subsidiaries has an ownership interest, except to the extent that any such income is actually received by the Company or such Restricted Subsidiary in the form of dividends or similar distributions and (c) the undistributed earnings of any Restricted Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Restricted Subsidiary is not at the time permitted by the terms of any provision of any security issued by such Restricted Subsidiary or of any agreement, instrument or other undertaking to which such Restricted Subsidiary is a party or by which it or any of its property is bound (other than under this Agreement) or requirement of any law, rule, regulation or order applicable to such Restricted Subsidiary (it being understood that any restrictions of an administrative nature imposed by the requirements of any law, rule, regulation or order and differences between GAAP and local statutory accounting procedure shall not constitute prohibitions of the type described in this clause (c)).

“Consolidated Net Worth” shall mean, as of any date of determination, for the Company and its Restricted Subsidiaries on a consolidated basis, shareholders’ equity of the Company and its Restricted Subsidiaries on that date determined in accordance with GAAP.

“Consolidated Total Assets” shall mean, at any time, an amount equal to the total assets of the Company and its Restricted Subsidiaries as reflected on the most recent balance sheet theretofore delivered to the holders of Notes pursuant to this Agreement.

“Consolidated Total Capitalization” shall mean, as of any date of determination, the sum of (a) Consolidated Total Debt at such date, plus (b) the consolidated shareholder’s equity for the Company and its Restricted Subsidiaries as reflected on the most recent balance sheet for the Company and its Subsidiaries theretofore delivered to the holders of Notes pursuant to this Agreement, plus (c) any non-cash charges or expenses associated with the write-down of goodwill and/or other intangible assets of the Company and its Restricted Subsidiaries in an aggregate amount not to exceed $100,000,000 incurred or booked from and after the date of this Agreement.

“Consolidated Total Debt” shall mean, as of any date of determination, the aggregate principal amount of all Debt of the Company and its Restricted Subsidiaries at such date (including, without limitation, all Debt under Capitalized Leases and Synthetic Lease Obligations to be entered into by the Company and it Restricted Subsidiaries from time to time, the Receivables Facility and any other receivables financing), determined on a consolidated basis in accordance with GAAP.

“Continuing Directors” is defined in Section 8.7(i).

“Control Event” is defined in Section 8.7(j).

“Debt” shall mean, with respect to any Person, without duplication,

(a) its liabilities for borrowed money and its redemption obligations in respect of mandatory redeemable Preferred Stock (other than Preferred Stock that is mandatorily redeemable no earlier than 91 days or more after latest maturity date of the Notes of all Series);

(b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable and other accrued liabilities arising in the ordinary course of business but including, without limitation, all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

(c) Capitalized Leases and Synthetic Lease Obligations and all obligations under the Receivables Facility and any other receivables facility;

(d) liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities); and

(e) Guarantees by such Person with respect to liabilities of a type described in any of clauses (a) through (d) hereof.

The amount of any Capital Lease or Synthetic Lease Obligation as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date.

“Debt Rating” shall mean, as of any date of determination, the rating as determined by a Rating Agency (collectively, the “Debt Ratings”) of the Company’s non-credit-enhanced, senior unsecured long-term debt.

“Default” shall mean an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

“Default Rate” shall mean (a) with respect to the Series 2008-A Notes, that rate of interest that is the greater of (1) 2.00% per annum above the rate of interest stated in clause (a) of the first paragraph of the Series 2008-A Notes and (2) 2.00% per annum above the rate of interest publicly announced by Bank of America, N.A. in New York, New York as its “reference” rate, and (b) with respect to the Notes of any Series of Additional Notes, as set forth in the Supplement pursuant to which such Series of Additional Notes was issued.

“Disclosure Documents” is defined in Section 5.3.

“Disposition” or “Dispose” shall mean the sale, transfer, lease or other disposition (including any sale and leaseback transaction) of any property by the Company or any Restricted Subsidiary, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith, and including any sale of Equity Interests in a Subsidiary or any issuance of Equity Interests by a Subsidiary of the Company to a Person other than the Company or another Subsidiary of the Company.

“Electronic Delivery” is defined in Section 7.1(a).

“Environmental Laws” shall mean any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

“Equal and Ratable Liens” is defined in Section 10.4.

“Equity Interests” shall mean, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“ERISA Affiliate” shall mean any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under Section 414 of the Code.

“Event of Default” is defined in Section 11.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Foreign Subsidiary” shall mean any Subsidiary that is organized under the laws of a jurisdiction other than the United States, a State thereof or the District of Columbia.

“GAAP” shall mean generally accepted accounting principles as in effect from time to time in the United States of America.

“Governmental Authority” shall mean

(a) the government of

(1) the United States of America or any state or other political subdivision thereof, or

(2) any other jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which has jurisdiction over any properties of the Company or any Subsidiary, or

(b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

“Guaranty” shall mean, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any Debt, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including, without limitation, obligations incurred through an agreement, contingent or otherwise, by such Person:

(a) to purchase such Debt or obligation or any property constituting security therefor primarily for the purpose of assuring the owner of such Debt or obligation of the ability of any other Person to make payment of such Debt or obligation;

(b) to advance or supply funds (1) for the purchase or payment of such Debt or obligation or (2) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such Debt or obligation;

(c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such Debt or obligation of the ability of any other Person to make payment of the Debt or obligation; or

(d) otherwise to assure the owner of such Debt or obligation against loss in respect thereof.

In any computation of the Debt or other liabilities of the obligor under any Guaranty, the Debt or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor, provided that the amount of such Debt outstanding for purposes of this Agreement (including any Supplement) shall not exceed the maximum amount of Debt that is the subject of such Guaranty.

“Hazardous Material” shall mean any and all pollutants, toxic or hazardous wastes or other substances that might pose a hazard to health and safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized by any applicable law including, but not limited to, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances.

“holder” shall mean, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1.

“Immaterial Subsidiary” shall mean, as of any date of determination, any Restricted Subsidiary of the Company (other than a Subsidiary Guarantor) having (a) total assets, determined in accordance with GAAP, as of the last day of the fiscal quarter most recently ended prior to the date of such determination, not exceeding $10,000,000, and (b) gross revenues, determined in accordance with GAAP, for the period of four consecutive fiscal quarters most recently ended prior to the date of such determination, not exceeding $10,000,000.

“INHAM Exemption” is defined in Section 6.3(e).

“Institutional Investor” shall mean (a) any original purchaser of a Note, (b) any holder of a Note holding (together with one or more of its affiliates) more than $2,000,000 of the aggregate principal amount of the Notes then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form and (d) any Related Fund of any holder of any Note.

“Investment Grade” shall mean a Debt Rating of at least “Baa3” from Moody’s (or its equivalent under any successor ratings categories of Moody’s), a Debt Rating of at least “BBB-” from S&P (or its equivalent under any successor ratings categories of S&P) and a Debt Rating of at least “investment grade” from a Replacement Rating Agency.

“Lien” shall mean, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement (other than an operating lease) or Capitalized Lease, upon or with respect to any property or asset of such Person.

“Make-Whole Amount” shall have the meaning (a) set forth in Section 8.8 with respect to the Series 2008-A Notes and (b) set forth in the applicable Supplement with respect to any other Series or tranche of Additional Notes.

“Material” shall mean material in relation to the business, operations, affairs, financial condition, assets or properties of the Company and its Restricted Subsidiaries, taken as a whole.

“Material Adverse Effect” shall mean a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Restricted Subsidiaries, taken as a whole, (b) the ability of the Company to perform its obligations under this Agreement, any Supplement and the Notes or (c) the validity or enforceability of this Agreement, any Supplement, the Notes or the Subsidiary Guaranty, if any.

“Material Subsidiary” shall mean, on any date, (a) each Subsidiary Guarantor and (b) each other Restricted Subsidiary, excluding any Immaterial Subsidiary.

“Moody’s” shall means Moody’s Investors Service, Inc. and any successor thereto.

“Multiemployer Plan” shall mean any Plan that is a “multiemployer plan” (as such term is defined in Section 4001(a)(3) of ERISA).

“NAIC” shall mean the National Association of Insurance Commissioners or any successor thereto.

“NAIC Annual Statement” is defined in Section 5.3(a).

“Notes” is defined in Section 1.

“Officer’s Certificate” shall mean a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

“PBGC” shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

“Person” shall mean an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, business entity or Governmental Authority.

“Plan” shall mean an “employee benefit plan” (as defined in Section 3(3) of ERISA) subject to Title I of ERISA that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

“Preferred Stock” shall mean any class of capital stock of a Person that is preferred over any other class of capital stock (or similar equity interests) of such Person as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such Person.

“Priority Debt” shall mean (without duplication), as of the date of any determination thereof, the sum of (a) all unsecured Debt of Restricted Subsidiaries (including all Guaranties of Debt of the Company) but excluding (1) unsecured Debt owing to the Company or any other Restricted Subsidiary, (2) unsecured Debt outstanding at the time such Person became a Restricted Subsidiary (other than an Unrestricted Subsidiary which is designated or redesignated as a Restricted Subsidiary pursuant to Section 9.8), provided that such Debt shall have not been incurred in contemplation of such Person becoming a Restricted Subsidiary, (3) unsecured Debt in respect of any receivable facility permitted by Section 10.3 and (4) all Guaranties of Debt of the Company by any Restricted Subsidiary which has also guaranteed the Notes pursuant to a Subsidiary Guaranty and (b) all Debt of the Company and its Restricted Subsidiaries secured by Liens other than Debt secured by Liens permitted by subparagraphs (a) through (j), inclusive, of Section 10.4 or by Equal and Ratable Liens securing the Bank Credit Agreement.

“property” or “properties” shall mean, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

“PTE” is defined in Section 6.3(a).

“Purchasers” shall mean the purchasers of the Notes named in Schedule A.

“QPAM Exemption” is defined in Section 6.3(d).

“Qualified Institutional Buyer” shall mean any Person who is a qualified institutional buyer within the meaning of such term as set forth in Rule 144(a)(1) under the Securities Act.

“Ratable Portion” for any Note shall mean an amount equal to the product of (a) the net proceeds from a sale of assets being applied to the payment or prepayment of Debt pursuant to Section 10.6(b) multiplied by (b) a fraction, the numerator of which is the aggregate outstanding principal amount of such Note and the denominator of which is the aggregate outstanding principal amount of all Senior Debt.

“Rating Agency” shall mean Moody’s and S&P; provided that, if either Moody’s or S&P shall cease to exist or shall no longer be in the business of rating debt, a Replacement Rating Agency for such Person.

“Receivables Facility” shall mean the receivables facility under the receivables sale agreement, dated as of December 21, 2001, as amended, among the Company, ABN Amro Bank N.V. and certain other parties thereto, for an initial aggregate amount of up to $65,000,000, and any refinancings, refundings, renewals, extensions or replacements thereof.

“Receivables Subsidiary” means PerkinElmer Receivables Company, a Delaware corporation, and any other Subsidiary created by the Company to enter into a receivables facility permitted under this Agreement.

“Related Fund” shall mean, with respect to any holder of any Note, any fund or entity that (a) invests in securities or bank loans and (b) is advised or managed by such holder, the same investment advisor as such holder or by an affiliate of such holder or such investment advisor.

“Replacement Rating Agency” shall mean a “nationally recognized statistical rating organization” within the meaning of Section 15c3-1(c)(iv)(F) of the Exchange Act, selected by the Company and reasonably acceptable to the Required Holders.

“Required Holders” shall mean, at any time, the holders of more than 50% in principal amount of the Notes of all Series at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

“Responsible Officer” shall mean any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.

“Restricted Subsidiary” shall mean (a) any Subsidiary that is a Subsidiary Guarantor and (b) any other Subsidiary (1) in which at least a majority of the voting securities are owned by the Company and/or one or more wholly-owned Restricted Subsidiaries and (2) which the Company has not designated as an Unrestricted Subsidiary on the Closing Date or by notice in writing given to the holders of Notes in accordance with the provisions of Section 9.8.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. and any successor thereto.

“Sale of Assets Prepayment Date” is defined in Section 8.6(a).

“Sale of Assets Prepayment Event” is defined in Section 8.6(a).

“SEC” shall mean the Securities and Exchange Commission of the United States, or any successor thereto.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Senior Debt” shall mean, as of any date of determination thereof, all Debt of the Company or a Subsidiary Guarantor, other than Subordinated Debt.

“Senior Financial Officer” shall mean the chief financial officer, director of treasury, principal accounting officer, treasurer, assistant treasurer or controller of the Company.

“Series” shall mean any series of Notes issued pursuant to this Agreement or any Supplement.

“Series 2008-A Notes” is defined in Section 1.

“Source” is defined in Section 6.3.

“Subordinated Debt” shall mean all unsecured Debt of the Company or a Subsidiary Guarantor, as the case may be, which shall contain or have applicable thereto subordination provisions providing for the subordination thereof to other Debt of the Company (including, without limitation, the obligations of the Company under this Agreement, any Supplement or the Notes) or such Subsidiary Guarantor (including, without limitation, the obligations of such Subsidiary Guarantor under its Subsidiary Guaranty).

“Subsidiary” shall mean, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient voting or Equity Interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Company.

“Subsidiary Guarantor” shall mean each Subsidiary which is party to a Subsidiary Guaranty.

“Subsidiary Guaranty” shall mean a subsidiary guaranty agreement in form and substance satisfactory to the Required Holders.

“Successor Entity” is defined in Section 10.5(b)(1).

“Supplement” is defined in Section 2.2(a).

“SVO” shall mean the Securities Valuation Office of the NAIC or any successor to such office.

“Synthetic Lease Obligation” shall mean the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

“Total Debt/Capitalization Requirement” is defined in Section 10.1.

“tranche” shall mean all Notes of a Series having the same maturity, interest rate and schedule for mandatory prepayments.

“Unrestricted Subsidiary” shall mean any Subsidiary so designated by the Company on the Closing Date or by notice in writing given to the holders of Notes in accordance with the provisions of Section 9.8.

“USA Patriot Act” shall mean United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

CHANGES IN CORPORATE STRUCTURE

None.

SCHEDULE 4.11

(to Note Purchase Agreement)

DISCLOSURE MATERIALS

•	PerkinElmer Lender Presentation, dated April 30, 2008

SCHEDULE 5.3

(to Note Purchase Agreement)

SUBSIDIARIES OF THE COMPANY AND OWNERSHIP OF SUBSIDIARY STOCK

As of May 30, 2008, the following is a list of the Company’s active subsidiaries, together with their subsidiaries, all of which are, on such date, Restricted Subsidiaries. Except as noted, all voting securities of the listed subsidiaries are 100% beneficially owned by the Company or a subsidiary thereof. The subsidiaries are arranged alphabetically by state and then country of incorporation or organization.

SUBSIDIARY	JURISDICTION OF INCORPORATION OR ORGANIZATION	STOCKHOLDER
Evotec Technologies, Inc.	Delaware	PerkinElmer Cellular Technologies Germany GmbH
Improvision, Inc.	Delaware	Image Processing and Vision Co. Ltd.
Lumen Technologies, Inc.	Delaware	PerkinElmer Holdings, Inc.
PerkinElmer LAS, Inc.	Delaware	PerkinElmer Holdings, Inc. (76%)[1]
PerkinElmer Optoelectronics NC, Inc.	Delaware	Lumen Technologies, Inc.
ViaCell, Inc.	Delaware	PerkinElmer Holdings, Inc.
ViaCord, Inc.	Delaware	ViaCell, Inc.
PerkinElmer Receivables Company	Delaware	PerkinElmer, Inc.
PerkinElmer Holdings, Inc.	Massachusetts	PerkinElmer, Inc.
NTD Laboratories, Inc.	New York	PerkinElmer Holdings, Inc.
PerkinElmer Genetics, Inc.	Pennsylvania	PerkinElmer Holdings, Inc.
PerkinElmer Genetics, L.P.	Pennsylvania	PerkinElmer Genetics, Inc.
PerkinElmer Automotive Research, Inc.	Texas	PerkinElmer Holdings, Inc.
Perkin-Elmer Argentina S.R.L.	Argentina	PerkinElmer Holdings, Inc.
PerkinElmer Pty. Ltd.	Australia	PerkinElmer Holdings, Inc.
PerkinElmer VertriebsgmbH	Austria	Wellesley B.V.
PerkinElmer Cellular Sciences Belgium Sprl	Belgium	Wellesley B.V.[2]
PerkinElmer NV	Belgium	PerkinElmer Life Sciences International Holdings[3]
PerkinElmer Life Sciences (Bermuda) Ltd.	Bermuda	PerkinElmer LAS, Inc.
PerkinElmer do Brasil Ltda.	Brazil	PerkinElmer International C.V. (94.6%)[4]
PerkinElmer BioSignal, Inc.	Canada	PerkinElmer Life Sciences International Holdings

[1]	Packard BioScience Holding, B.V. owns 24%.
[2]	PerkinElmer International C.V. owns a de minimus share.
[3]	PerkinElmer, Inc. owns a de minimus share.
[4]	PerkinElmer Holdings, Inc. owns 5%; PerkinElmer LAS, Inc. owns .4%.

SCHEDULE 5.4

(to Note Purchase Agreement)

SUBSIDIARY	JURISDICTION OF INCORPORATION OR ORGANIZATION	STOCKHOLDER
PerkinElmer Canada, Inc.	Canada	PerkinElmer, Inc.
PerkinElmer Investments Ltd. Partnership	Canada	PerkinElmer International C.V.[5]
PerkinElmer LAS Canada Inc.	Canada	PerkinElmer BioSignal, Inc.
PerkinElmer Sciex Instruments	Canada	PerkinElmer Canada, Inc. (50%)
PerkinElmer Instruments International Ltd.	Cayman Islands	PerkinElmer International C.V.
PerkinElmer Optoelectronics Philippines, Inc.	Cayman Islands	PerkinElmer International C.V.
PerkinElmer Chile Ltda.	Chile	PerkinElmer Holdings, Inc.[6]
PerkinElmer Industrial (Shenzen) Ltd.	China	PerkinElmer Optoelectronics GmbH & Co. KG
PerkinElmer Instruments (Shanghai) Co. Ltd.	China	PerkinElmer Singapore Pte Ltd
PerkinElmer Danmark A/S	Denmark	Wallac Oy
PerkinElmer Finland Oy	Finland	Wallac Oy
PerkinElmer Oy	Finland	Wellesley B.V.
Wallac Oy	Finland	PerkinElmer Oy
Labmetrix Technologies I&T SA	France	PerkinElmer SAS
PerkinElmer SAS	France	PerkinElmer Nederland B.V.
Kourion Therapeutics AG	Germany	ViaCell, Inc.
PerkinElmer Cellular Technologies Germany GmbH	Germany	PerkinElmer LAS (Germany) GmbH
PerkinElmer Elcos GmbH	Germany	PerkinElmer LAS (Germany) GmbH
PerkinElmer Holding GmbH	Germany	PerkinElmer, Inc.
PerkinElmer Instruments International Ltd. & Co. KG	Germany	PerkinElmer International C.V.[7]
PerkinElmer LAS (Germany) GmbH	Germany	PerkinElmer Holdings, Inc.
PerkinElmer Optoelectronics GmbH & Co. KG	Germany	PerkinElmer LAS (Germany) GmbH (58%)[8]
PerkinElmer (Hong Kong) Limited	Hong Kong	PerkinElmer Holdings, Inc.
PerkinElmer (India) Private Limited	India	PerkinElmer Singapore Pte Ltd[9]
PT PerkinElmer Batam	Indonesia	PerkinElmer Holdings, Inc.

[5]	PerkinElmer Holdings, Inc. owns a de minimus share.
[6]	PerkinElmer LAS, Inc. owns a de minimus share.
[7]	PerkinElmer Instruments International Ltd. owns a de minimus share.
[8]	PerkinElmer Holding GmbH owns 2%; PerkinElmer Automotive Research, Inc. owns 40%.
[9]	Wellesley B.V. owns a de minimus share.

5.4-2

SUBSIDIARY	JURISDICTION OF INCORPORATION OR ORGANIZATION	STOCKHOLDER
PerkinElmer (Ireland) Ltd.	Ireland	Wellesley B.V.
Perkin Elmer Italia SpA	Italy	PerkinElmer Srl
PerkinElmer LAS Srl	Italy	PerkinElmer Holdings B.V.
PerkinElmer Srl	Italy	Wellesley B.V.
PerkinElmer Japan Co. Ltd.	Japan	PerkinElmer Life Sciences International Holdings (97%)[10]
Perkin Elmer Yuhan Hoesa	Korea	PerkinElmer International C.V.
Perkin Elmer Sdn. Bhd.	Malaysia	PerkinElmer International C.V.
Perkin Elmer de Mexico, S.A.	Mexico	PerkinElmer Holdings, Inc.[11]
Lumac LSC B.V.	Netherlands	PerkinElmer Life and Analytical Sciences B.V.
PerkinElmer Holdings B.V.	Netherlands	PerkinElmer Holdings, Inc.
PerkinElmer International C.V.	Netherlands	PerkinElmer Holdings, Inc. (99%)[12]
PerkinElmer Life and Analytical Sciences B.V.	Netherlands	PerkinElmer Life Sciences International Holdings
PerkinElmer Nederland B.V.	Netherlands	Wellesley B.V.
Wellesley B.V.	Netherlands	PerkinElmer International C.V.
PerkinElmer Norge AS	Norway	Wallac Oy
EG&G Omni, Inc.	Philippines	PerkinElmer Holdings, Inc.
PerkinElmer Instruments (Philippines) Corporation	Philippines	PerkinElmer Holdings, Inc.
Perkin Elmer Polska Sp zo.o.	Poland	Wellesley B.V.
Fluid Sciences Singapore Pte Ltd	Singapore	PerkinElmer Singapore Pte Ltd
PerkinElmer Singapore Pte Ltd	Singapore	PerkinElmer International C.V. (99%)[13]
ViaCell Singapore Pte Ltd.	Singapore	ViaCell, Inc.
PerkinElmer España, S.L.	Spain	Wellesley B.V.
PerkinElmer Sverige AB	Sweden	Wallac Oy
PerkinElmer (Schweiz) AG	Switzerland	Wellesley B.V.
PerkinElmer Taiwan Corporation	Taiwan	PerkinElmer International C.V.

[10]	Wallac Oy owns 3%.
[11]	PerkinElmer, Inc. owns a de minimus share.
[12]	PerkinElmer, Inc. owns 1%.
[13]	PerkinElmer Instruments International Ltd. owns 1%.

5.4-3

SUBSIDIARY	JURISDICTION OF INCORPORATION OR ORGANIZATION	STOCKHOLDER
PerkinElmer Limited	Thailand	PerkinElmer, Inc.
PerkinElmer Exporters Ltd.	U.S. Virgin Islands	PerkinElmer Holdings, Inc.
Avalon Instruments Ltd.	United Kingdom	Wellesley B.V.
Clinical & Analytical Service Solutions Ltd.	United Kingdom	Wellesley B.V.
Image Processing and Vision Co Ltd.	United Kingdom	Improvision Ltd.
Improvision Ltd.	United Kingdom	Wellesley B.V.
PerkinElmer (UK) Holdings Ltd.	United Kingdom	Wellesley B.V.
PerkinElmer (UK) Ltd.	United Kingdom	PerkinElmer UK Holdings Ltd.
PerkinElmer LAS (UK) Ltd.	United Kingdom	PerkinElmer UK Holdings Ltd.
PerkinElmer Life Sciences International Holdings	United Kingdom	PerkinElmer LAS, Inc.
PerkinElmer Ltd.	United Kingdom	PerkinElmer UK Holdings Ltd.
PerkinElmer Q-Arc Ltd.	United Kingdom	PerkinElmer UK Holdings Ltd.

5.4-4

FINANCIAL STATEMENTS

•	Annual report on Form 10-K for the fiscal year ended December 30, 2007

•	Annual report on Form 10-K for the fiscal year ended December 31, 2006

•	Annual report on Form 10-K for the fiscal year ended January 1, 2006

•	Annual report on Form 10-K for the fiscal year ended January 2, 2005

•	Annual report on Form 10-K for the fiscal year ended December 28, 2003

•	Annual report on Form 10-K for the fiscal year ended December 29, 2002

•	Current report on Form 8-K dated January 24, 2008, attaching press release entitled “PerkinElmer Announces Financial Results for the Fourth Quarter of 2007” issued by the Company on the same date

SCHEDULE 5.5

(to Note Purchase Agreement)

EXISTING DEBT

I.	Credit Agreement

Amended and Restated Credit Agreement, dated August 13, 2007, as amended, among PerkinElmer, Inc., Wallac Oy, each lender from time to time party thereto and Bank of America, N.A., as Administrative Agent. Current outstanding amount under this facility is $566 million.

II.	Capital Lease Obligations

a.	Agreement for Purchase and Sale/Leaseback, dated September 28, 2006, between CommerzLeasing Mietkauf GmbH and PerkinElmer Evotec Technologies GmbH pursuant to which two pieces of machinery were sold and leased back with remaining obligation of roughly $56,000.

b.	Master Agreement to lease equipment, dated December 7, 2007, between Cisco Systems Capital Corporation and PerkinElmer, Inc. pursuant to which telecommunications equipment was leased to PerkinElmer, Inc. with a remaining obligation of roughly $684,000.

c.	Lease Agreement, dated October 12, 2007 between NS Lease Co., Ltd. and PerkinElmer Japan Co., LTD pursuant to which Office Furniture was leased to PerkinElmer, Inc. with a remaining obligation of roughly $294,000.

III.	Outstanding Letters of Credit

Letter of Credit No.	Beneficiary	USD Amount
3053245	Liberty Mutual Insurance Company	5,940,505.00
3053417	Federal Insurance Company	10,000.00
3053418	Federal Insurance Company	50,000.00
3053419	Federal Insurance Company	220,000.00
3053713	Self Insurance Plans, State of CA	220,000.00
3054801	Commonwealth of MA Dept. of Public Health Radiation Control Program	5,319,000.00
3056828	Director of Rhode Island Workers’ Compensation	300,000.00
3043508	Salem	25,000.00
3043511	Reckson Operating Partnership	1,343,368.00
	TOTAL:	13,427,873.00

SCHEDULE 5.15

(to Note Purchase Agreement)

IV.	Accounts Receivable Facilities

Receivables Sale Agreement dated December 21, 2001 by and among PerkinElmer Receivables Company, as Seller, PerkinElmer, Inc. as Initial Collection Agent, the committed purchasers party thereto, Windmill Funding Corporation, and ABN AMRO Bank N.V. as Agent. Current outstanding amount under this facility is $45,000,000.

V.	Other Misc. Subsidiary Debt (Mortgages/Bank overdraft, etc.)

$617,274.00 principal balance outstanding (various PerkinElmer operating subsidiaries).

The Debt described in Sections II, IV and V of this Schedule 5.15 is secured.

S-5.15-2

EXISTING LIENS

DEBTOR:	PERKINELMER, INC.
JURISDICTION:	MASSACHUSETTS SECRETARY OF STATE

Secured Party	Type	Filing Date	Filing No.	Desc.
ABN AMRO Bank N.V., as Agent and PerkinElmer Receivables Company	UCC-1-Original	12/28/01	200107961370	Receivables
	Continuation	11/14/06	200652537750

ABB Structured Finance (Americas) Inc.	UCC-1-Original	04/10/02	200210639920	Leased Equipment
	Continuation	1/16/2007	200754010700	Continuation

Fleet Business Credit Corporation	UCC-1-Original	04/06/00	00706968	Contracts and payments
	Continuation	02/18/05	200536701000

De Lage Financial Services, Inc.	UCC-1-Original	06/26/03	200321835840	Software and proceeds

Hewlett-Packard Financial Services Company	UCC-1-Original	06/30/03	200321907600	Equipment and proceeds
	UCC-3 Amendment	1/31/06	200645305890	Replaced collateral description – Leased or Financed Equipment or Software

De Lage Financial Services, Inc.	UCC-1-Original	10/24/03	200324783940	Equipment and proceeds
	UCC-3 Amendment	11/19/04	200434553990	Restated collateral to reflect additional equipment
	UCC-3 Amendment	12/07/04	200434933080	Equipment added

Hewlett-Packard Financial Services Company	UCC-1-Original	08/02/04	200431865050	Leased equipment and proceeds

Bay4 Capital Partners, LLC	UCC-1-Original	09/10/04	200432828810	Lease equipment

IOS Capital	UCC-1-Original	03/04/05	200537070600	Lease equipment and proceeds

Data Return, LLC	UCC-1-Original	05/27/05	200539355390	Lease equipment

LaSalle Systems Leasing, Inc.	UCC-3 Assignment	06/03/05	200539484630	Assignment of 200539355390

Eplus Group, Inc.	UCC-1-Original	07/20/05	200540676770	Lease equipment and proceeds

SCHEDULE 10.4

(to Note Purchase Agreement)

Secured Party	Type	Filing Date	Filing No.	Desc.
Konica Minolta Business Solutions U.S.A., Inc.	UCC-1 Original	11/10/05	200543434430	Leased equipment

Trilogy Leasing Co., LLC and MB Financial Bank N.A.	UCC-1 Original	12/5/05	200543931470	Leased equipment

Trilogy Leasing Co., LLC and Lakeland Bank	UCC-1 Original	2/14/06	200645674220	Leased equipment

McKinley Scientific, LLC	UCC-1 Original	4/11/06	200647116430	Leased equipment

Lakeland Bank	UCC-3 Assignment	4/18/06	200647253900	Assignment of 200647116430

McKinley Scientific, LLC	UCC-1 Original	4/12/06	200647115550	Leased equipment

Lakeland Bank	UCC-3 Assignment	4/18/06	200647253540	Assignment of 200647115550

Trilogy Leasing Co., LLC and IDB Leasing, Inc.	UCC-1 Original	4/18/06	200647240180	Leased equipment
	UCC-3 Amendment	8/24/06	200650597710	Added Equipment

Trilogy Leasing Co., LLC and IDB Leasing, Inc.	UCC-1 Original	4/18/06	200647240270	Leased equipment
	UCC-3 Amendment	8/24/06	200650598410	Amended to add collateral description

Trilogy Leasing Co., LLC and IDB Leasing, Inc.	UCC-1 Original	4/18/06	200647240360	Leased equipment
	UCC-3 Amendment	8/24/06	200650583290	Amended to add collateral description

Banc of America Leasing & Capital, LLC	UCC-1 Original	5/4/06	200647764640	Leased equipment

Banc of America Leasing & Capital, LLC	UCC-1 Original	6/27/06	200649225590	Leased equipment

Lakeland Bank Equipment Leasing Division	UCC-1 Original	10/18/06	200651875420	Leased equipment

Banc of America Leasing & Capital, LLC	UCC-1 Original	11/30/06	200652924370	Leased equipment

Trilogy Leasing Co., LLC	UCC-1 Original	2/9/07	200754620260	Leased equipment

MB Financial Bank N.A.	UCC-1 Original	2/14/07	200754733050	Leased equipment

S-10.4-2

Secured Party	Type	Filing Date	Filing No.	Desc.
Banc of America Leasing & Capital, LLC	UCC-1 Original	3/22/07	200755576520	Leased equipment

Cisco Systems Capital Corporation	UCC-1 Original	4/23/07	200756283760	Leased equipment

Banc of America Leasing & Capital, LLC	UCC-1 Original	5/23/07	200757056930	Leased equipment

Banc of America Leasing & Capital, LLC	UCC-1 Original	6/6/07	200757412970	Leased equipment

Banc of America Leasing & Capital, LLC	UCC-1 Original	6/6/07	200757442850	Leased equipment

Banc of America Leasing & Capital, LLC	UCC-1 Original	08/27/07	200759373440	Leased equipment

Cisco Systems Capital Corporation	UCC-1 Original	12/11/07	200761774620	Leased equipment

Banc of America Leasing & Capital, LLC	UCC-1 Original	03/25/08	200864102690	Leased equipment

DEBTOR:	PERKINELMER HOLDINGS, INC.
JURISDICTION:	MASSACHUSETTS, SECRETARY OF STATE

Secured Party	Type	Filing Date	Filing No.	Desc.
ABN AMRO Bank N.V., as Agent and PerkinElmer Receivables Company	UCC-1-Original	12/28/01	200107960210	Receivables
	Continuation	11/4/06	200652537660

Orbotech, Inc.	UCC-1-Original	07/27/06	200649924880	Peripheral inspection option for FPI7098 and loader interface

DEBTOR:	PERKINELMER OPTOELECTRONICS NC INC.
JURISDICTION:	DELAWARE, SECRETARY OF STATE

Secured Party	Type	Filing Date	Filing No.	Desc.
ABN AMRO Bank N.V., as Agent and PerkinElmer Receivables Company	UCC-1-Original	12/28/01	1179857 3	Receivables
	Continuation	11/14/06	6396485 5

S-10.4-3

DEBTOR:	PERKINELMER LAS, INC.
JURISDICTION:	DELAWARE, SECRETARY OF STATE

Secured Party	Type	Filing Date	Filing No.	Desc.
ABN AMRO Bank N.V., as Agent and PerkinElmer Receivables Company	UCC-1-Original	12/28/01	11798680	Receivables
	UCC-3 Amendment	09/29/03	32517988	Change of Debtor name to PerkinElmer LAS, Inc.
	UCC-3 Continuation	11/14/06	63964830	Continuation

Marlin Leasing Corp.	UCC-1 Original	10/31/03	32866229	Leased equipment and proceeds

Marlin Leasing Corp.	UCC-1 Original	11/20/06	64042768	Leased equipment and proceeds

DEBTOR:	PERKINELMER AUTOMOTIVE RESEARCH, INC.
JURISDICTION:	TEXAS, SECRETARY OF STATE

Secured Party	Type	Filing Date	Filing No.	Desc.
Genesis Commercial Capital, LLC and Manifest Funding Services	UCC-1 Original	05/11/05	05-0014821677	Leased equipment

Technology Investment Partners, LLC	UCC-1 Original	08/22/05	05-0026242071	Leased equipment and proceeds

First Bank of Highland Park	UCC-3 Assignment	09/08/05	05-00280230	Assignment of 05-0026242071

DEBTOR:	PERKINELMER RECEIVABLES COMPANY
JURISDICTION:	DELAWARE, SECRETARY OF STATE

Secured Party	Type	Filing Date	Filing No.	Desc.
ABN AMRO Bank N.V., as Agent	UCC-1 Original	12/28/01	11798706	Receivables
	Continuation	11/14/06	63964822

DEBTOR:	IMPROVISION, INC.
JURISDICTION:	DELAWARE, SECRETARY OF STATE

Secured Party	Type	Filing Date	Filing No.	Desc.
HSBC Bank PLC	UCC-1 Original	2/11/02	20566053	All accounts
	Continuation	10/03/06	63418175

Dell Financial Services, L.P.	UCC-1 Original	2/11/05	50486408	Equipment

S-10.4-4

DEBTOR:	NTD LABORATORIES
JURISDICTION:	NEW YORK, SECRETARY OF STATE

Secured Party	Type	Filing Date	Filing No.	Desc.
Bank of America, N.A., successor to Fleet Bank, N.A.	UCC-1 Original	1/15/98	010634	All assets
	Continuation	8/29/07	200708295840146

GE Leasing Solutions	UCC-1 Original	03/14/01	050201	Equipment
	Continuation	12/22/05	200512226115951

Bank of America, N.A., successor to Fleet Business Credit, LLC	UCC-1 Original	10/02/02	223766	Equipment
	Continuation	07/06/07	200707065656549

Bank of America, N.A., successor to Fleet National Bank	UCC-1 Original	09/04/03	200309041554301	Equipment
	Continuation	3/13/08	200803135227389

Bank of America, N.A.	UCC-1 Original	10/26/05	200510265932867	Equipment

Bank of America, N.A.	UCC-1 Original	10/26/05	200510265933011	All business assets

DEBTOR:	VIACELL, INC.
JURISDICTION:	DELAWARE SECRETARY OF STATE

Secured Party	Type	Filing Date	Filing No.	Desc.
General Electric Capital Corporation	UCC-1 Original	10/21/03	32747601	Equipment, software and licenses from different suppliers

General Electric Capital Corporation	UCC-1 Original	10/21/03	32747627	All equipment

IBM Credit, LLC	UCC-1 Original	6/1/2004	41499583	Equipment

IBM Credit, LLC	UCC-1 Original	6/2/2004	41519026	Equipment

IBM Credit, LLC	UCC-1 Original	2/9/2006	60484204	Equipment

Dell Financial Services, L.P.	UCC-1 Original	7/7/2006	62347979	Equipment

S-10.4-5

FORM OF SERIES 2008-A SENIOR NOTE

PERKINELMER, INC.

6.00% Series 2008-A Senior Note due May 30, 2015

No. R2008A-1-	, 20
$	PPN

FOR VALUE RECEIVED, the undersigned, PERKINELMER, INC. (herein called the “Company”), a corporation organized and existing under the laws of the Commonwealth of Massachusetts, hereby promises to pay to                                          or registered assigns, the principal sum of              DOLLARS (or so much thereof as shall not have been prepaid) on May 30, 2015 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 6.00% per annum from the date hereof, payable semiannually, on the thirtieth day of May and November in each year and at maturity, commencing with the May 30 or November 30 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on the unpaid balance hereof and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 8.00% and (ii) 2.00% over the rate of interest publicly announced by Bank of America, N.A., from time to time in New York, New York as its “reference” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of the Series 2008-A Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of May 30, 2008 (as from time to time amended, supplemented or otherwise modified, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representations set forth in Sections 6.2 and 6.3 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and

EXHIBIT 1

(to Note Purchase Agreement)

registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the issuer and holder hereof shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

PERKINELMER, INC.

By
Name:
Title:

E-1-2

FORM OF OPINION OF SPECIAL COUNSEL TO THE COMPANY – CLOSING DATE

The opinion of Wilmer Cutler Pickering Hale and Dorr LLP, special counsel for the Company, which is called for by Section 4.4(a) of the Agreement, shall be dated the Closing Date and addressed to each Purchaser and shall be to the effect that:

[To Follow]

The opinion of Wilmer Cutler Pickering Hale and Dorr LLP shall provide that (i) subsequent holders of the Series 2008-A Notes may rely upon such opinion and (ii) such opinion may be provided to but not relied upon by Governmental Authorities including, without limitation, the NAIC. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and officers of the Company.

EXHIBIT 4.4(a)

(to Note Purchase Agreement)

FORM OF OPINION OF SPECIAL COUNSEL

TO THE PURCHASERS – CLOSING DATE

The opinion of Schiff Hardin LLP, special counsel to the Purchasers, called for by Section 4.4(b) of the Agreement, shall be dated the Closing Date and addressed to the Purchasers, shall be satisfactory in form and substance to the Purchasers and shall be to the effect that:

1. The Company is a corporation validly existing and in good standing under the laws of the State of Massachusetts.

2. The Agreement and the Series 2008-A Notes being delivered on the Closing Date constitute the legal, valid and binding contracts of the Company, enforceable against the Company in accordance with its terms.

3. The issuance, sale and delivery of the Series 2008-A Notes being delivered on the Closing Date under the circumstances contemplated by this Agreement do not, under existing law, require the registration of such Notes under the Securities Act or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

The opinion of Schiff Hardin LLP shall also state that the opinion of Wilmer Cutler Pickering Hale and Dorr LLP is satisfactory in scope and form to Schiff Hardin LLP and that, in their opinion, the Purchasers are justified in relying thereon.

In rendering the opinion set forth in paragraph 1 above, Schiff Hardin LLP may rely, as to matters referred to in paragraph 1, solely upon an examination of the Articles of Incorporation certified by, and a certificate of good standing of the Company from, the Secretary of State of the State of Massachusetts. The opinion of Schiff Hardin LLP is limited to the laws of the State of New York and the federal laws of the United States.

With respect to matters of fact upon which such opinion is based, Schiff Hardin LLP may rely on appropriate certificates of public officials and officers of the Company and upon representations of the Company and the Purchasers delivered in connection with the execution and delivery of the Agreement.

EXHIBIT 4.4(b)

(to Note Purchase Agreement)

PERKINELMER, INC.

[NUMBER] SUPPLEMENT TO NOTE PURCHASE AGREEMENT

Dated as of                      , 20

Re: $                     % Series              Senior Notes,

[Tranche     ,] due                      , 20

EXHIBIT S

(to Note Purchase Agreement)

PERKINELMER, INC.

940 Winter Street

Waltham, MA 02451

Dated as of

                     , 20

To the Purchaser(s) listed in

  the attached Schedule A hereto

Ladies and Gentlemen:

This [Number] Supplement to Note Purchase Agreement (this “Supplement”) is between PERKINELMER, INC., a Massachusetts corporation (the “Company”), and the institutional investors named on Schedule A attached hereto (the “Purchasers”).

Reference is hereby made to that certain Note Purchase Agreement dated as of May 30, 2008 (the “Note Purchase Agreement”) between the Company and the purchasers listed on Schedule A thereto. All capitalized terms not otherwise defined herein shall have the same meaning as specified in the Note Purchase Agreement. Reference is further made to Section 2.2(c)(2) of the Note Purchase Agreement which requires that, prior to the delivery of any Additional Notes, the Company and each Additional Purchaser shall execute and deliver a Supplement.

The Company hereby agrees with the Purchaser(s) as follows:

1. The Company has authorized the issue and sale of $             aggregate principal amount of its             % Series              [, Tranche __,] Senior Notes due                      , 20     (the “Series              Notes”). The Series              Notes, together with the Series 2008-A Notes [and the Series              Notes] initially issued pursuant to the Note Purchase Agreement and the              Supplement, respectively, and each series of Additional Notes which may from time to time hereafter be issued pursuant to the provisions of Section 2.2 of the Note Purchase Agreement, are collectively referred to as the “Notes” (such term shall also include any such notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreement). The Series              Notes shall be substantially in the form set out in Exhibit 1 hereto with such changes therefrom, if any, as may be approved by the Purchaser(s) and the Company.

2. Subject to the terms and conditions hereof and as set forth in the Note Purchase Agreement and on the basis of the representations and warranties hereinafter set forth, the Company will issue and sell to each Purchaser, at the Closing provided for in Section 3, and each Purchaser will purchase from the Company, Series              Notes in the principal amount specified opposite such Purchaser’s name in Schedule A hereto at a price of 100% of the principal amount thereof. The obligations of each Purchaser hereunder are several and not joint obligations and no Purchaser shall have any obligation or any liability to any Person for the performance or nonperformance by any other Purchaser hereunder.

E-S-2

3. The sale and purchase of the Series              Notes to be purchased by each Purchaser shall occur at the offices of [Schiff Hardin LLP, 900 Third Avenue, 23rd Floor, New York, New York 10022] at 11:00 a.m. New York time, at a closing (the “Closing”) on                      , 20     or on such other Business Day thereafter on or prior to                      , 20     as may be agreed upon by the Company and the Purchasers. At the Closing, the Company will deliver to each Purchaser the Series              Notes to be purchased by such Purchaser in the form of a single Series              Note (or such greater number of Series              Notes in denominations of at least $100,000 as such Purchaser may request) dated the date of the Closing and registered in such Purchaser’s name (or in the name of such Purchaser’s nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company. If, at the Closing, the Company shall fail to tender such Series              Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to any Purchaser’s satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Supplement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

4. The obligation of each Purchaser to purchase and pay for the Series              Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to the Closing, of the conditions set forth in Section 4 of the Note Purchase Agreement with respect to the Series              Notes to be purchased at the Closing, and to the following additional conditions:

(a) Except as supplemented, amended or superseded by the representations and warranties set forth in Exhibit A hereto, each of the representations and warranties of the Company set forth in Section 5 of the Note Purchase Agreement shall be true and correct in all material respects as of the date of the Closing and the Company shall have delivered to each Purchaser an Officer’s Certificate, dated the date of the Closing, certifying that such condition has been fulfilled.

(b) Contemporaneously with the Closing, the Company shall sell to each other Purchaser and each other Purchaser shall purchase the Series              Notes to be purchased by it at the Closing as specified in Schedule A.

5. [Here insert special provisions for Series              Notes including prepayment provisions applicable to Series              Notes (including Make-Whole Amount) and closing conditions applicable to Series              Notes].

6. Each Purchaser represents and warrants that the representations and warranties set forth in Section 6 of the Note Purchase Agreement are true and correct on the date hereof with respect to the purchase of the Series              Notes by such Purchaser.

E-S-3

7. The Company and each Purchaser agree to be bound by and comply with the terms and provisions of the Note Purchase Agreement as fully and completely as if such Purchaser were an original signatory to the Note Purchase Agreement.

8. All references in the Note Purchase Agreement and all other instruments, documents and agreements relating to, or entered into in connection with the foregoing documents and agreements, to the Note Purchase Agreement shall be deemed to refer to the Note Purchase Agreement, as supplemented by this                      Supplement.

9. Except as expressly supplemented by this                      Supplement, all terms and provisions of the Note Purchase Agreement remain unchanged and continue, unabated, in full force and effect and the Company hereby reaffirms its obligations and liabilities under the Note Purchase Agreement.

10. This                      Supplement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

11. Any provision of this Supplement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

12. All covenants and other agreements contained in this                      Supplement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

13. This                      Supplement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

E-S-4

The execution hereof shall constitute a contract between the Company and the Purchaser(s) for the uses and purposes hereinabove set forth.

PERKINELMER, INC.

By
Name:
Title:

Accepted as of                      , 20

[VARIATION]

By
Name:
Title:

E-S-5

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER		PRINCIPAL AMOUNT OF SERIES NOTES TO BE PURCHASED
[NAME OF PURCHASER]		$

(1)	All payments by wire transfer of immediately available funds to: with sufficient information to identify the source and application of such funds.
(2)	All notices of payments and written confirmations of such wire transfers:
(3)	All other communications:

SCHEDULE A

(to              Supplement to Note Purchase Agreement)

SUPPLEMENTAL REPRESENTATIONS

The Company represents and warrants to each Purchaser that except as hereinafter set forth in this Exhibit A, each of the representations and warranties set forth in Section 5 of the Note Purchase Agreement is true and correct in all material respects as of the date hereof with respect to the Series              Notes with the same force and effect as if each reference to “Series 2008-A Notes” set forth therein was modified to refer the “Series              Notes,” each reference to “this Agreement” therein was modified to refer to “the Note Purchase Agreement as supplemented by the              Supplement” and each reference to “the Purchasers” set forth therein was modified to refer to “the institutional investors named on Schedule A to the              Supplement.” The Section references hereinafter set forth correspond to the similar sections of the Note Purchase Agreement which are supplemented hereby:

Section 5.3 Disclosure. [The Company, through its agent, [Banc of America Securities LLC] has delivered to each Purchaser a copy of a [Private Placement Memorandum], dated                      (the “Memorandum”), relating to the transactions contemplated by the              Supplement.] The Memorandum fairly describes, in all material respects, the general nature of the business and principle properties of the Company and its Subsidiaries. The Note Purchase Agreement, the              Supplement, the Memorandum and the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Company in connection with the transactions contemplated hereby and identified in Schedule 5.3 to the              Supplement and the financial statements listed in Schedule 5.5 to the              Supplement (the Note Purchase Agreement, the              Supplement, the Memorandum and such documents, certificates or other writings and financial statements delivered to each Purchaser prior to                      , 20    *, referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made. Except as disclosed in the Disclosure Documents since             , there has been no change in the financial condition, operations, business or properties of the Company or any Restricted Subsidiary except changes that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

Section 5.4 Organization and Ownership of Shares of Subsidiaries. Schedule 5.4 to the              Supplement contains (except as noted therein) a complete and correct lists of the Company’s Restricted and Unrestricted Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary.

Section 5.5 Financial Statements; Material Liabilities. The Company has delivered to each Purchaser copies of the consolidated financial statements of the Company and its Subsidiaries listed on Schedule 5.5 to the              Supplement. All of said financial statements (including in each case the related schedules and notes) fairly present, in all material respects, the consolidated financial position of the Company and its Subsidiaries as of the

*	Insert the date of circle.

EXHIBIT A

(to              Supplement to Note Purchase Agreement)

respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments and the absence of footnotes). The Company and its Subsidiaries do not have any Material liabilities that are not disclosed on such financial statements or otherwise disclosed in the Disclosure Documents.

Section 5.13 Private Offering by the Company. Neither the Company nor anyone acting on its behalf has, directly or through any agent, offered the Series              Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than              other Institutional Investors of the type described in clause (c) of the definition thereof, each of which has been offered the Series              Notes in connection with a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.

Section 5.14 Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Series              Notes to              and for other general corporate purposes. No part of the proceeds from the sale of the Series              Notes pursuant to the              Supplement will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than __% of the value of the consolidated total assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than __% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

Section 5.15 Existing Debt. Except as described therein, Schedule 5.15 to the              Supplement sets forth a complete and correct list of all outstanding Debt of the Company and its Restricted Subsidiaries as of              (including a description of the obligors and obligees, principal amount outstanding and collateral therefor, if any, and Guaranty thereof, if any), since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Debt of the Company or its Restricted Subsidiaries. Neither the Company nor any Restricted Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Debt of the Company or such Restricted Subsidiary, and no event or condition exists with respect to any Debt of the Company or any Restricted Subsidiary, that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

[Add any additional Sections as appropriate at the time the Series              Notes are issued]

E-A-2

FORM OF SERIES 20    -     [TRANCHE     ,] SENIOR NOTE

PERKINELMER, INC.

            % Series 20    -     [, Tranche     ], Senior Note, due                      , 20

No. 20 - R-	, 20
$	PPN

FOR VALUE RECEIVED, the undersigned, PERKINELMER, INC. (herein called the “Company”), a corporation organized and existing under the laws of the Commonwealth of Massachusetts, hereby promises to pay to                                  or registered assigns, the principal sum of              DOLLARS (or so much thereof as shall not have been prepaid) on                      , 20     with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of             % per annum from the date hereof, payable [semiannually], on the      day of                      and          in each year and at maturity, commencing with the                   or                   next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on the unpaid balance hereof and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i)             % and (ii)             % over the rate of interest publicly announced by [Bank of America, N.A.], from time to time in New York, New York as its “reference” rate, payable [semiannually] as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of the Series 20    -     [, Tranche     ,] Senior Notes, (herein called the “Notes”) issued pursuant to the              Supplement dated as of              (the “Supplement”) which supplements that certain Note Purchase Agreement dated as of May 30, 2008 (as from time to time amended, supplemented or otherwise modified, the “Note Purchase Agreement”), originally between the Company and the respective Purchasers named therein and is entitled to the benefits of the Note Purchase Agreement. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representations set forth in Sections 6.2 and 6.3 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

EXHIBIT 1

(to              Supplement to Note Purchase Agreement)

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

[The Company will make required prepayments of principal on the dates and in the amounts specified in the Supplement.] [This Note is not subject to regularly scheduled prepayments of principal.] This Note is [also] subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Supplement and/or the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the issuer and holder hereof shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

PERKINELMER, INC.

By
Name:
Title:

E-1-2